UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Catherine Kennedy

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 7 of its series:

Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Disciplined Small Cap Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Fundamental Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund.

Date of reporting period:    March 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Annual Report

March 31, 2020

Wells Fargo

Intrinsic Small Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Intrinsic Small Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Intrinsic Small Cap Value Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Intrinsic Small Cap Value Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |   Wells Fargo Intrinsic Small Cap Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Christopher G. Miller, CFA®‡

Theran Motl, CFA®‡†

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFSMX)	3-31-2008	-34.26	-4.64	3.82	-30.24	-3.50	4.44	1.54	1.35

Class C (WSCDX)	3-31-2008	-31.76	-4.22	3.66	-30.76	-4.22	3.66	2.29	2.10

Administrator Class (WFSDX)	4-8-2005	–	–	–	-30.15	-3.36	4.64	1.46	1.20

Institutional Class (WFSSX)	4-8-2005	–	–	–	-30.00	-3.17	4.85	1.21	1.00

Russell 2000® Value Index[3]	–	–	–	–	-29.64	-2.42	4.79	–	–

Russell 2000® Index[4]	–	–	–	–	-23.99	-0.25	6.90	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Intrinsic Small Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[5]

†	Mr. Motl became a portfolio manager of the Fund on February 1, 2020.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 1.00% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[4]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index and the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Intrinsic Small Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2020.

∎	Underexposure to utilities and stock selection in the financials and information technology (IT) sectors were the largest detractors from performance relative to the benchmark.

∎	Stock selection in the health care and materials sectors and an underexposure to energy were the largest contributors to relative performance.

The longest bull market in history ended during the period.

The small-cap value segment of the U.S. stock market, represented by the benchmark Russell 2000® Value Index, moved sharply during the reporting period. The benchmark rose during the first three and a half quarters of the period, hitting new all-time highs multiple times. Then, beginning on February 21, 2020, the index began to decline sharply, ending the longest bull market in U.S. history and entering bear-market territory in record time.

As the stock market declined, volatility rose to new highs and spiked above levels not seen since the financial crisis in late 2008. Across the U.S. stock market spectrum, smaller-capitalization and value-tilted stocks declined more than their larger-capitalization and growth-oriented counterparts. All sectors in the benchmark Russell 2000® Value Index declined during the period—energy and consumer discretionary declined the most, while IT and utilities declined the least.

The U.S. equity market rose to new heights during the period as the U.S. Federal Reserve (Fed) turned dovish in early 2019 and reduced rates multiple times after that. Lower corporate taxes, less regulation, share buybacks, capital spending, and high-profile merger and acquisition activity fueled optimism in U.S. businesses. Trade deals with our largest trading partners progressed, including the ratification of the U.S.-Mexico-Canada Agreement and negotiation of the Phase One deal with China. Consumers were key to this growth and were backed up by a strong labor market. The U.S. economy reached the longest expansion in history, but an aging economic cycle and slowing corporate earnings growth remained concerns.

This rapidly changed following the emergence of the coronavirus as a global pandemic, largely shutting down the international economy while racking up a death toll of 40,000 by the end of the period. The U.S. government responded rapidly with monetary and fiscal stimulus. The Fed quickly reduced rates to near zero, and the legislature approved three stimulus bills. The Phase III bill, also known as the Coronavirus Aid, Relief, and Economic Security (CARES) Act, represents the largest stimulus bill in U.S. history at $2.2 trillion. A flight to safety pushed the 10-year U.S. Treasury yield to fall below the 1% level to an all-time low of 0.318%. Crude-oil prices declined to $20 per barrel after Russia and the Organization of the Petroleum Exporting Countries failed to reach an agreement on production and demand faded as a result of the global economic slowdown. Economic activity slowed down from the impact of the spectrum of social distancing recommendations for everyone to the more stringent shelter-in-place rules in some cities.

Ten largest holdings (%) as of March 31, 2020[6]

Bio-Rad Laboratories Incorporated Class A	3.75

CoreSite Realty Corporation	3.26

SPX Corporation	2.50

Masonite International Corporation	2.45

TreeHouse Foods Incorporated	2.37

Nomad Foods Limited	2.26

Healthcare Realty Trust Incorporated	2.25

Four Corners Property Trust Incorporated	2.19

Integer Holdings Corporation	2.07

STAG Industrial Incorporated	2.03

Portfolio holdings in the financials and IT sectors were the largest detractors from relative performance.

Within the financials sector, banking and insurance-related holdings underperformed their peers. For most of the period, banks suffered from declining interest rates, declining valuation multiples, and fear of the credit risks associated with the later stages of an economic cycle. The situation worsened in the final quarter of the period, as U.S. Treasuries fell to historic lows, the Fed reduced rates to near zero, and credit risk increased from the coronavirus’s impact on businesses. Webster Financial Corporation and Wintrust Financial Corporation were two of the largest relative detractors in this group. Within the IT sector, holdings in IT services and electronic distributors underperformed their peers. We exited our position in Conduent Incorporated, a business process services company that helps clients drive operational efficiencies and revenue growth. A lack of exposure to utilities, the second-best performing sector in the benchmark with a decline of less than 7%, hurt relative performance.

Please see footnotes on page 7.

8  |  Wells Fargo Intrinsic Small Cap Value Fund

Performance highlights (unaudited)

Sector distribution as of March 31, 2020[7]

Stock selection in the health care and materials sectors contributed the most to relative performance.

Holdings in the life sciences and health care equipment industries within the health care sector were relative contributors to performance. Bio-Rad Laboratories, Incorporated, is a life sciences research and diagnostics company that is one of the potential solutions for increased testing for the coronavirus. The stock rose 15% during the period and was the largest individual contributor to the portfolio. STERIS plc, a medical/surgical equipment company, and Haemonetics Corporation, a blood management solutions company, also outperformed their peers. In the materials sector, holdings in the metals, packaging, and chemicals industries were relative contributors to performance. Royal Gold, Incorporated, and Reliance Steel & Aluminum Company were two holdings in the metals industry that outperformed their peers. Our private market valuation (PMV) process led us to reduce energy holdings over the past year, and we continued to decrease our energy sector exposure during the final quarter of the period. Even though a couple of exploration and production companies in the energy sector were among the largest detractors, the overall change in sector positioning was a relative contributor to performance.

Our focus is constant: to add value by investing in attractively priced holdings.

Throughout all of the market and economic events that occurred during the reporting period, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their PMVs. The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity. We seek to buy stocks at a discount to their estimated PMV and sell them as they reach the upper limits of their PMV range. Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the industrials and health care sectors while being underweight the financials, utilities, and energy sectors.

The economic impact of the global coronavirus pandemic will likely consume the equity markets in the near future. Once the number of infections have peaked, patient recovery is on the rise, and deaths are on the decline, the country can start to open up again and the economy can get back in motion. The U.S. will likely go into a recession, but it is too early to know how deep the economic damage will be, how soon it can begin to recover, and whether the extraordinary responses to date will be effective. However, this economic downturn is different than anything else in recent history, and there is the possibility that things could get back to normal sooner than expected.

Please see footnotes on page 7.

Wells Fargo Intrinsic Small Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$688.05	$5.53	1.31%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61	1.31%

Class C

Actual	$1,000.00	$685.54	$8.85	2.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.58	2.10%

Administrator Class

Actual	$1,000.00	$688.24	$5.06	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Institutional Class

Actual	$1,000.00	$689.18	$4.22	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Intrinsic Small Cap Value Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 98.45%

Communication Services: 0.34%

Interactive Media & Services: 0.34%
Eventbrite Incorporated Class A †	18,122	$132,287

Consumer Discretionary: 7.41%

Auto Components: 2.44%
Dana Incorporated	47,214	368,741
Gentherm Incorporated †	18,669	586,207

		954,948

Diversified Consumer Services: 0.32%
Houghton Mifflin Harcourt Company †	67,232	126,396

Hotels, Restaurants & Leisure: 1.25%
Jack in the Box Incorporated	11,902	417,165
Playa Hotels & Resorts NV †	39,497	69,120

		486,285

Internet & Direct Marketing Retail: 0.91%
Groupon Incorporated †	214,410	210,165
Revolve Group Incorporated †	16,620	143,597

		353,762

Specialty Retail: 1.49%
National Vision Holdings Incorporated †	23,285	452,195
Urban Outfitters Incorporated †	9,233	131,478

		583,673

Textiles, Apparel & Luxury Goods: 1.00%
Carter’s Incorporated	5,940	390,436

Consumer Staples: 5.30%

Food Products: 5.30%
Nomad Foods Limited †	47,504	881,674
Simply Good Foods Company †	13,549	260,954
TreeHouse Foods Incorporated †	20,981	926,311

		2,068,939

Financials: 20.33%

Banks: 11.99%
Ameris Bancorp	24,383	579,340
Pinnacle Financial Partners Incorporated	15,250	572,485
Renasant Corporation	17,294	377,701
Sterling Bancorp	53,777	561,970
United Community Bank	25,934	474,852
Veritex Holdings Incorporated	26,549	370,890
Webster Financial Corporation	26,220	600,438
Wintrust Financial Corporation	16,752	550,471
Zions Bancorporation	22,184	593,644

		4,681,791

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund   |  11

Portfolio of investments—March 31, 2020

	Shares	Value
Insurance: 6.54%
Axis Capital Holdings Limited	10,991	$424,802
CNO Financial Group Incorporated	63,532	787,161
First American Financial Corporation	9,992	423,761
National General Holdings Corporation	42,953	710,872
Reinsurance Group of America Incorporated	2,452	206,311

		2,552,907

Thrifts & Mortgage Finance: 1.80%
Essent Group Limited	26,772	705,174

Health Care: 12.69%

Health Care Equipment & Supplies: 7.29%
AngioDynamics Incorporated †	63,699	664,381
Haemonetics Corporation †	4,304	428,937
Integer Holdings Corporation †	12,836	806,871
Mesa Laboratories Incorporated	831	187,881
STERIS plc	5,435	760,737

		2,848,807

Life Sciences Tools & Services: 5.40%
Bio-Rad Laboratories Incorporated Class A †	4,173	1,462,887
Bruker Corporation	18,008	645,767

		2,108,654

Industrials: 19.10%

Aerospace & Defense: 1.16%
Hexcel Corporation	12,124	450,892

Building Products: 2.45%
Masonite International Corporation †	20,199	958,443

Commercial Services & Supplies: 2.62%
Interface Incorporated	53,387	403,606
Stericycle Incorporated †	12,773	620,512

		1,024,118

Electrical Equipment: 1.31%
Atkore International Incorporated †	24,282	511,622

Machinery: 5.27%
Altra Industrial Motion Corporation	24,092	421,369
ITT Incorporated	14,611	662,755
SPX Corporation †	29,895	975,773

		2,059,897

Professional Services: 1.24%
ASGN Incorporated †	13,671	482,860

Road & Rail: 2.62%
Ryder System Incorporated	19,033	503,233
Saia Incorporated †	7,069	519,854

		1,023,087

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Intrinsic Small Cap Value Fund

Portfolio of investments—March 31, 2020

	Shares	Value

Trading Companies & Distributors: 2.43%
Air Lease Corporation	22,853	$505,965
Herc Holdings Incorporated †	21,646	442,877

		948,842

Information Technology: 12.41%

Communications Equipment: 1.27%
Infinera Corporation †	93,368	494,850

Electronic Equipment, Instruments & Components: 5.72%
Avnet Incorporated	20,637	517,989
Littelfuse Incorporated	3,563	475,375
SYNNEX Corporation	7,990	584,069
Zebra Technologies Corporation Class A †	3,583	657,839

		2,235,272

IT Services: 1.29%
EVO Payments Incorporated Class A †	23,353	357,301
WEX Incorporated †	1,411	147,520

		504,821

Semiconductors & Semiconductor Equipment: 1.89%
Brooks Automation Incorporated	24,199	738,070

Software: 2.24%
Medallia Incorporated †	6,479	129,839
Mimecast Limited †	21,112	745,254

		875,093

Materials: 6.78%

Chemicals: 1.45%
Westlake Chemical Corporation	14,854	566,977

Containers & Packaging: 1.92%
Silgan Holdings Incorporated	25,870	750,747

Metals & Mining: 3.41%
Reliance Steel & Aluminum Company	8,303	727,260
Royal Gold Incorporated	6,895	604,760

		1,332,020

Real Estate: 14.09%

Equity REITs: 14.09%
CoreSite Realty Corporation	11,006	1,275,595
Cousins Properties Incorporated	26,629	779,431
Four Corners Property Trust Incorporated	45,763	856,226
Healthcare Realty Trust Incorporated	31,413	877,365
Hudson Pacific Properties Incorporated	17,652	447,655
Retail Opportunity Investment Corporation	56,947	472,091
STAG Industrial Incorporated	35,289	794,708

		5,503,071

Total Common Stocks (Cost $47,530,645)		38,454,741

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund   |  13

Portfolio of investments—March 31, 2020

	Yield	Shares	Value
Short-Term Investments: 1.62%

Investment Companies: 1.62%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35%	632,764	$632,764

Total Short-Term Investments (Cost $632,764)			632,764

Total investments in securities (Cost $48,163,409)	100.07%	39,087,505

Other assets and liabilities, net	(0.07)	(27,479)

Total net assets	100.00%	$39,060,026

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	12,165,928	(12,165,928)	0	$71	$0	$6,423	#	$0
Wells Fargo Government Money Market Fund Select Class	2,859,333	18,436,038	(20,662,607)	632,764	0	0	30,404		632,764

					$71	$0	$36,827		$632,764	1.62%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Intrinsic Small Cap Value Fund

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $47,530,645)	$38,454,741
Investments in affiliated securities, at value (cost $632,764)	632,764
Receivable for investments sold	37,931
Receivable for Fund shares sold	1,587
Receivable for dividends	60,979
Receivable for securities lending income, net	2,077
Prepaid expenses and other assets	16,501

Total assets	39,206,580

Liabilities
Payable for investments purchased	39,005
Payable for Fund shares redeemed	31,756
Management fee payable	17,269
Administration fees payable	6,835
Distribution fee payable	132
Shareholder report expenses payable	12,345
Professional fees payable	26,900
Trustees’ fees and expenses payable	3,733
Accrued expenses and other liabilities	8,579

Total liabilities	146,554

Total net assets	$39,060,026

Net assets consist of
Paid-in capital	$48,345,158
Total distributable loss	(9,285,132)

Total net assets	$39,060,026

Computation of net asset value and offering price per share
Net assets – Class A	$27,115,112
Shares outstanding – Class A1	1,371,658
Net asset value per share – Class A	$19.77
Maximum offering price per share – Class A2	$20.98
Net assets – Class C	$189,713
Shares outstanding – Class C1	10,524
Net asset value per share – Class C	$18.03
Net assets – Administrator Class	$449,979
Shares outstanding – Administrator Class[1]	22,241
Net asset value per share – Administrator Class	$20.23
Net assets – Institutional Class	$11,305,222
Shares outstanding – Institutional Class[1]	549,343
Net asset value per share – Institutional Class	$20.58

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund  |  15

Statement of operations—year ended March 31, 2020

Investment income
Dividends	$820,708
Income from affiliated securities	45,001

Total investment income	865,709

Expenses
Management fee	532,560
Administration fees
Class A	88,367
Class C	784
Administrator Class	1,409
Institutional Class	24,852
Shareholder servicing fees
Class A	105,199
Class C	934
Administrator Class	2,710
Distribution fee
Class C	2,799
Custody and accounting fees	12,273
Professional fees	39,048
Registration fees	67,571
Shareholder report expenses	31,220
Trustees’ fees and expenses	20,673
Other fees and expenses	9,345

Total expenses	939,744
Less: Fee waivers and/or expense reimbursements
Fund-level	(152,189)
Class A	(10,215)
Administrator Class	(785)
Institutional Class	(4,681)

Net expenses	771,874

Net investment income	93,835

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	184,335
Affiliated securities	71

Net realized gains on investments	184,406
Net change in unrealized gains (losses) on investments	(16,937,972)

Net realized and unrealized gains (losses) on investments	(16,753,566)

Net decrease in net assets resulting from operations	$(16,659,731)

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Intrinsic Small Cap Value Fund

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment income		$93,835		$2,078
Net realized gains on investments		184,406		4,077,462
Net change in unrealized gains (losses) on investments		(16,937,972)		(6,626,742)

Net decrease in net assets resulting from operations		(16,659,731)		(2,547,202)

Distributions to shareholders from net investment income and net realized gains
Class A		(2,809,650)		0
Class C		(23,865)		0
Administrator Class		(69,935)		0
Institutional Class		(1,153,479)		0

Total distributions to shareholders		(4,056,929)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	34,452	998,637	32,828	1,010,693
Class C	1,060	29,122	1,268	37,710
Administrator Class	18,871	596,345	13,111	411,209
Institutional Class	25,429	745,734	40,538	1,300,358

		2,369,838		2,759,970

Reinvestment of distributions
Class A	88,486	2,713,873	0	0
Class C	780	21,882	0	0
Administrator Class	2,048	64,270	0	0
Institutional Class	15,704	500,987	0	0

		3,301,012		0

Payment for shares redeemed
Class A	(205,793)	(6,016,656)	(199,126)	(6,242,566)
Class C	(10,118)	(284,633)	(11,127)	(325,796)
Administrator Class	(36,385)	(1,131,472)	(17,407)	(542,222)
Institutional Class	(174,691)	(5,578,624)	(221,373)	(7,195,900)

		(13,011,385)		(14,306,484)

Net decrease in net assets resulting from capital share transactions		(7,340,535)		(11,546,514)

Total decrease in net assets		(28,057,195)		(14,093,716)

Net assets
Beginning of period		67,117,221		81,210,937

End of period		$39,060,026		$67,117,221

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.27	$31.46	$28.92	$23.49	$25.50
Net investment income (loss)	0.02 [1]	(0.04)[1]	(0.08)[1]	(0.15)[1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	(8.43)	(1.15)	2.62	5.71	(2.09)

Total from investment operations	(8.41)	(1.19)	2.54	5.56	(1.87)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.13)	(0.14)
Net realized gains	(2.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.09)	0.00	0.00	(0.13)	(0.14)
Net asset value, end of period	$19.77	$30.27	$31.46	$28.92	$23.49
Total return[2]	(30.24)%	(3.78)%	8.78%	23.68%	(7.36)%
Ratios to average net assets (annualized)
Gross expenses	1.60%	1.54%	1.54%	1.48%	1.47%
Net expenses	1.33%	1.35%	1.35%	1.35%	1.35%
Net investment income (loss)	0.05%	(0.11)%	(0.26)%	(0.57)%	0.95%
Supplemental data
Portfolio turnover rate	41%	34%	27%	142%	66%
Net assets, end of period (000s omitted)	$27,115	$44,028	$50,993	$52,817	$49,898

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Intrinsic Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$27.98	$29.30	$27.14	$22.11	$24.04
Net investment loss	(0.20)[1]	(0.25)[1]	(0.28)[1]	(0.39)[1]	(0.00)[1,2]
Net realized and unrealized gains (losses) on investments	(7.66)	(1.07)	2.44	5.42	(1.93)

Total from investment operations	(7.86)	(1.32)	2.16	5.03	(1.93)
Distributions to shareholders from
Net realized gains	(2.09)	0.00	0.00	0.00	0.00
Net asset value, end of period	$18.03	$27.98	$29.30	$27.14	$22.11
Total return[3]	(30.76)%	(4.51)%	7.96%	22.75%	(8.03)%
Ratios to average net assets (annualized)
Gross expenses	2.34%	2.29%	2.29%	2.22%	2.22%
Net expenses	2.10%	2.10%	2.10%	2.10%	2.12%
Net investment loss	(0.73)%	(0.85)%	(1.02)%	(1.52)%	(0.00)%
Supplemental data
Portfolio turnover rate	41%	34%	27%	142%	66%
Net assets, end of period (000s omitted)	$190	$526	$840	$989	$285

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$30.89	$32.06	$29.43	$23.89	$25.95
Net investment income (loss)	0.05 [1]	0.01 [1]	(0.03)[1]	(0.10)[1]	0.22 [1]
Net realized and unrealized gains (losses) on investments	(8.62)	(1.18)	2.66	5.80	(2.08)

Total from investment operations	(8.57)	(1.17)	2.63	5.70	(1.86)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.16)	(0.20)
Net realized gains	(2.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.09)	0.00	0.00	(0.16)	(0.20)
Net asset value, end of period	$20.23	$30.89	$32.06	$29.43	$23.89
Total return	(30.15)%	(3.65)%	8.94%	23.86%	(7.17)%
Ratios to average net assets (annualized)
Gross expenses	1.51%	1.46%	1.46%	1.40%	1.37%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.17%	0.05%	(0.10)%	(0.38)%	0.91%
Supplemental data
Portfolio turnover rate	41%	34%	27%	142%	66%
Net assets, end of period (000s omitted)	$450	$1,165	$1,347	$4,355	$4,893

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Intrinsic Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.33	$32.45	$29.73	$24.13	$26.22
Net investment income (loss)	0.12 [1]	0.08 [1]	0.03 [1]	(0.07)[1]	0.33
Net realized and unrealized gains (losses) on investments	(8.78)	(1.20)	2.69	5.89	(2.17)

Total from investment operations	(8.66)	(1.12)	2.72	5.82	(1.84)
Distributions to shareholders from
Net investment income	(0.00)[2]	0.00	0.00	(0.22)	(0.25)
Net realized gains	(2.09)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.09)	0.00	0.00	(0.22)	(0.25)
Net asset value, end of period	$20.58	$31.33	$32.45	$29.73	$24.13
Total return	(30.00)%	(3.45)%	9.15%	24.14%	(7.02)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.21%	1.21%	1.15%	1.12%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.38%	0.24%	0.08%	(0.26)%	1.10%
Supplemental data
Portfolio turnover rate	41%	34%	27%	142%	66%
Net assets, end of period (000s omitted)	$11,305	$21,398	$28,032	$59,991	$71,072

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Intrinsic Small Cap Value Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

22  |  Wells Fargo Intrinsic Small Cap Value Fund

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $48,453,117 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$4,200,187

Gross unrealized losses	(13,565,799)

Net unrealized losses	$(9,365,612)

As of March 31, 2020, capital loss carryforwards in the amount of $13,505 was available to offset future net realized capital gains.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Wells Fargo Intrinsic Small Cap Value Fund  |  23

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$132,287	$0	$0	$132,287

Consumer discretionary	2,895,500	0	0	2,895,500

Consumer staples	2,068,939	0	0	2,068,939

Financials	7,939,872	0	0	7,939,872

Health care	4,957,461	0	0	4,957,461

Industrials	7,459,761	0	0	7,459,761

Information technology	4,848,106	0	0	4,848,106

Materials	2,649,744	0	0	2,649,744

Real estate	5,503,071	0	0	5,503,071

Short-term investments

Investment companies	632,764	0	0	632,764

Total assets	$39,087,505	$0	$0	$39,087,505

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

24  |  Wells Fargo Intrinsic Small Cap Value Fund

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.20% for Administrator Class shares, and 1.00% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $248 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $24,883,751 and $33,968,452, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

Wells Fargo Intrinsic Small Cap Value Fund  |  25

Notes to financial statements

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$920,762	$0

Long-term capital gain	3,136,167	0

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$93,985	$(9,365,612)	$(13,505)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

11. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Intrinsic Small Cap Value Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Intrinsic Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Intrinsic Small Cap Value Fund   |  27

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 65.58% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $3,136,167 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $640,577 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $77 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code

For the fiscal year ended March 31, 2020, $918,656 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Intrinsic Small Cap Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Intrinsic Small Cap Value Fund   |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Intrinsic Small Cap Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Intrinsic Small Cap Value Fund   |  31

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

32  |  Wells Fargo Intrinsic Small Cap Value Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Intrinsic Small Cap Value Fund   |  33

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

34  |  Wells Fargo Intrinsic Small Cap Value Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06205 05-20

A242/AR242 03-20

Annual Report

March 31, 2020

Wells Fargo Disciplined Small Cap Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined Small Cap Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined Small Cap Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Disciplined Small Cap Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Disciplined Small Cap Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Disciplined Small Cap Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin P. Carr, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WDSAX)[3]	7-31-2018	-30.88	-4.00	4.47	-26.67	-2.86	5.09	1.14	0.96

Class R6 (WSCJX)[4]	10-31-2016	–	–	–	-27.03	-2.74	5.17	0.71	0.53

Administrator Class (NVSOX)	8-1-1993	–	–	–	-26.99	-2.97	5.04	1.06	0.88

Institutional Class (WSCOX)[5]	10-31-2014	–	–	–	-26.80	-2.72	5.18	0.81	0.63

Russell 2000® Index[6]	–	–	–	–	-23.99	-0.25	6.90	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Disciplined Small Cap Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.03% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 0.93% for Class A, 0.50% for Class R6, 0.85% for Administrator Class, and 0.60% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class A shares prior to their inception reflects the performance of the Administrator Class shares, and is adjusted to reflect the higher expenses and sales charges of the Class A shares.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for the Class R6 would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares since inception with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Disciplined Small Cap Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2020.

∎	Negative stock selection occurred most significantly within the information technology (IT), industrials, and health care sectors.

∎	The Fund benefited from positive stock selection in the energy and real estate sectors.

A strong economy and tax bill stimulus sent U.S. stocks climbing higher.

Investors entered 2020 with high expectations, bolstered by steady U.S. economic growth, accommodative monetary policy, and a reduction in global trade tensions. U.S. equity markets reached records highs in February and initially appeared resilient in the face of growing concerns about China’s coronavirus outbreak. Once the outbreak spiraled into a pandemic, equity markets rapidly entered bear territory as volatility and fear escalated across the world. The drastic public health measures enacted to mitigate the coronavirus brought economic activity to a standstill. As most of the world’s economies entered quarantine, virtually every domestic and international measure of consumer spending, manufacturing, trade, sentiment, and business activity collapsed. In response to the growing crisis, the U.S. Federal Reserve unleashed an arsenal of monetary policy tools to ensure the continued liquidity of financial markets. The U.S. Congress responded with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act, the largest economic stimulus bill in modern history.

Changes to the Fund’s portfolio during the period were minimal.

Investor concerns about the duration of the economic expansion and slowing economic growth caused crowding into a narrow segment of the market that has persisted. There has been a preference for growth, even at high valuations, and quality. Value, however, has drastically underperformed. Falling interest rates and low factor diversification have been reasons for concern; indeed, fundamental factors have been loading on macroeconomic risks more so than at any time in the past 20 years. While fundamental factors largely have been ineffective, making this a challenging period in the Fund’s history, our past experience demonstrates that fundamentally weighted strategies that invest in relatively inexpensive companies with improving fundamentals reward long-term investors. We continue to build portfolios that adhere to this philosophy while recognizing that pervasive macroeconomic risks require an elevated emphasis on risk controls, particularly as they relate to interest rates, oil, and credit risk as of late.

Ten largest holdings (%) as of March 31, 2020[8]

Amedisys Incorporated	1.05

Portland General Electric Company	0.87

Helen of Troy Limited	0.87

j2 Global Incorporated	0.85

EMCOR Group Incorporated	0.82

DHT Holdings Incorporated	0.79

SPS Commerce Incorporated	0.71

Southwest Gas Holdings Incorporated	0.71

Easterly Government Properties Incorporated	0.71

Houlihan Lokey Incorporated	0.71

Stock selection was weakest in IT, industrials, and health care.

The strategy’s risk-control discipline and its focus on bottom-up stock selection tend to limit the effect of sector allocations on relative performance, and that was true this period. Bottom-up stock selection effects in financials and industrials detracted from relative performance. Overweights to thrift and mortgage finance companies, such as NMI Holdings, Incorporated, underperformed on concerns about the residential real estate market following the suspension of economic activity related to the coronavirus pandemic. Within industrials, DXP Enterprises, Incorporated, detracted from relative performance on weakness in oil and gas spending. The company has roughly 50% exposure to upstream companies, with the balance in industrials. Overall, Teladoc Health, Incorporated, a name we didn’t own, rallied strongly following the news of the pandemic and the need to seek medical attention through phone and video consultations.

Please see footnotes on page 7.

8  |  Wells Fargo Disciplined Small Cap Fund

Performance highlights (unaudited)

Sector distribution as of March 31, 2020[9]

We will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

The ongoing coronavirus pandemic has inflicted a major external shock to the global economic system, akin to a large-scale natural disaster. The U.S. has entered the uncharted waters of sacrificing its economic health in order to preserve the nation’s public health. The prodigious monetary and fiscal response may bridge households and businesses through the initial economic shock and prevent a deep recession from spiraling into an economic depression. Although the depth and duration of the health, societal, and financial shock is uncertain, U.S. and global growth will likely decline in a manner not seen since World War II.

We are actively monitoring our holdings with exposure to travel and leisure, interest rate risk, supply-chain risks, and weak consumer spending. We do not have an edge in predicting the length and severity of the outbreak, so we are not making any aggressive tactical bets. We continue to monitor the balance sheet strength and liquidity characteristics of our holdings to increase our confidence that they will be able to weather this crisis. We are looking for opportunities to increase exposure to secular growth companies should their ranks improve to meet our buy discipline.

The devastating impact of the pandemic could dissipate as daily coronavirus infections peak, new therapies prove successful, and quarantines are gradually lifted. Although the initial collapse in economic activity will likely be stunning, the subsequent rise in world economic growth could also be unprecedented. The path to recovery, however, is likely to be uneven and painful. As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Please see footnotes on page 7.

Wells Fargo Disciplined Small Cap Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$731.60	$4.03	0.93%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.35	$4.70	0.93%

Class R6

Actual	$1,000.00	$730.55	$2.16	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.53	0.50%

Administrator Class

Actual	$1,000.00	$731.85	$3.68	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

Institutional Class

Actual	$1,000.00	$732.84	$2.60	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 97.32%

Communication Services: 1.52%

Interactive Media & Services: 0.86%
QuinStreet Incorporated †	7,669	$61,735
The Meet Group Incorporated †«	17,213	101,040

		162,775

Media: 0.62%
Gray Television Incorporated †	4,217	45,291
Nexstar Media Group Incorporated Class A	1,238	71,470

		116,761

Wireless Telecommunication Services: 0.04%
Boingo Wireless Incorporated †	706	7,491

Consumer Discretionary: 8.79%

Auto Components: 0.64%
Cooper Tire & Rubber Company	2,400	39,120
Modine Manufacturing Company †	4,178	13,579
Standard Motor Products Incorporated	1,657	68,881

		121,580

Diversified Consumer Services: 1.45%
Grand Canyon Education Incorporated †	766	58,434
K12 Incorporated †	2,631	49,621
Perdoceo Education Corporation †	7,717	83,266
Strategic Education Incorporated	589	82,319

		273,640

Hotels, Restaurants & Leisure: 1.35%
Bloomin’ Brands Incorporated	3,847	27,468
Brinker International Incorporated	1,852	22,243
Churchill Downs Incorporated	180	18,531
Dave & Buster’s Entertainment Incorporated	674	8,816
Marriott Vacations Worldwide Corporation	871	48,410
Penn National Gaming Incorporated †	5,253	66,450
Ruth’s Chris Steak House Incorporated	2,692	17,983
Shake Shack Incorporated Class A †	357	13,473
The Cheesecake Factory Incorporated	1,866	31,871

		255,245

Household Durables: 2.35%
Helen of Troy Limited †	1,144	164,763
Installed Building Products †	586	23,364
KB Home Incorporated	2,205	39,911
La-Z-Boy Incorporated	956	19,646
Taylor Morrison Home Corporation †	4,324	47,564
TopBuild Corporation †	487	34,889
Universal Electronics Incorporated †	2,940	112,808

		442,945

Internet & Direct Marketing Retail: 0.66%
Stamps.com Incorporated †	731	95,088
Stitch Fix Incorporated Class A †«	2,279	28,943

		124,031

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  11

Portfolio of investments—March 31, 2020

	Shares	Value
Specialty Retail: 0.98%
American Eagle Outfitters Incorporated	2,749	$21,855
Asbury Automotive Group Incorporated †	855	47,222
Caleres Incorporated	1,384	7,197
Children’s Place Retail Stores Incorporated	533	10,425
Designer Brands Incorporated Class A	2,470	12,301
Hibbett Sports Incorporated †	2,743	29,995
Rent-A-Center Incorporated	940	13,292
Tilly’s Incorporated Class A	4,816	19,890
Zumiez Incorporated †	1,342	23,243

		185,420

Textiles, Apparel & Luxury Goods: 1.36%
Deckers Outdoor Corporation †	712	95,408
G-III Apparel Group Limited †	865	6,661
Skechers USA Incorporated Class A †	2,597	61,653
Steven Madden Limited	4,003	92,990

		256,712

Consumer Staples: 3.11%

Beverages: 0.44%
Boston Beer Company Incorporated Class A †	225	82,701

Food & Staples Retailing: 0.55%
Performance Food Group Company †	4,169	103,058

Food Products: 1.30%
Fresh Del Monte Produce Incorporated	2,104	58,091
John B. Sanfilippo & Son Incorporated	858	76,705
Sanderson Farms Incorporated	402	49,575
The Simply Good Foods Company †	3,184	61,324

		245,695

Personal Products: 0.70%
Medifast Incorporated	761	47,563
USANA Health Sciences Incorporated †	1,473	85,080

		132,643

Tobacco: 0.12%
Turning Point Brands Incorporated	1,103	23,284

Energy: 2.40%

Energy Equipment & Services: 0.29%
Helix Energy Solutions Group Incorporated †	5,834	9,568
Matrix Service Company †	3,622	34,300
ProPetro Holding Corporation †	4,221	10,553

		54,421

Oil, Gas & Consumable Fuels: 2.11%
Ardmore Shipping Corporation	8,628	45,297
Bonanza Creek Energy Incorporated †	767	8,629
Delek US Holdings Incorporated	662	10,433
DHT Holdings Incorporated	19,501	149,573
Par Pacific Holdings Incorporated †	2,334	16,571
Renewable Energy Group Incorporated †	2,132	43,770

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2020

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Scorpio Tankers Incorporated	2,475	$47,322
W&T Offshore Incorporated †	8,432	14,334
World Fuel Services Corporation	2,525	63,580

		399,509

Financials: 15.58%

Banks: 8.08%
BancFirst Corporation	1,780	59,399
BancorpSouth Bank	1,202	22,742
Bank of N.T. Butterfield & Son Limited	2,915	49,642
Brookline Bancorp Incorporated	7,665	86,461
CenterState Bank Incorporated	3,225	55,567
Central Pacific Financial Company	1,759	27,968
CNB Financial Corporation	3,170	59,818
Customers Bancorp Incorporated †	3,714	40,594
Enterprise Financial Service	1,724	48,117
First Bancorp of North Carolina	3,090	71,317
First Financial Corporation	2,101	70,846
First Interstate BancSystem Class A	2,830	81,617
First Merchants Corporation	1,705	45,165
Great Southern Bancorp Incorporated	1,987	80,275
Hancock Holding Company	2,980	58,170
Heritage Commerce Corporation	3,699	28,371
Home BancShares Incorporated	2,003	24,016
Independent Bank Corporation	3,292	42,368
Mercantile Bank Corporation	2,678	56,693
NBT Bancorp Incorporated	1,898	61,476
OFG Bancorp	4,591	51,327
Peoples Bancorp Incorporated	3,652	80,892
Preferred Bank (Los Angeles)	1,091	36,898
Sandy Spring Bancorp Incorporated	1,211	27,417
Simmons First National Corporation Class A	2,118	38,971
Sterling Bancorp	3,934	41,110
The Bancorp Incorporated †	8,024	48,706
TriCo Bancshares	2,304	68,705
Umpqua Holdings Corporation	3,110	33,899
WesBanco Incorporated	1,104	26,165

		1,524,712

Capital Markets: 2.03%
BGC Partners Incorporated Class A	8,813	22,209
Blucora Incorporated †	1,841	22,184
Evercore Partners Incorporated Class A	723	33,301
Federated Investors Incorporated Class B	2,569	48,939
Houlihan Lokey Incorporated	2,572	134,053
Stifel Financial Corporation	2,947	121,652

		382,338

Consumer Finance: 0.77%
Enova International Incorporated †	7,334	106,270
Regional Management Corporation †	2,895	39,546

		145,816

Diversified Financial Services: 0.20%
FGL Holdings	3,780	37,044

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  13

Portfolio of investments—March 31, 2020

	Shares	Value
Insurance: 2.29%
American Equity Investment Life Holding Company	3,314	$62,303
Benefytt Technologies Incorporated †«	3,083	69,028
Kemper Corporation	1,373	102,110
National General Holdings Corporation	6,758	111,845
Selective Insurance Group Incorporated	1,232	61,230
Universal Insurance Holdings Company	1,478	26,486

		433,002

Thrifts & Mortgage Finance: 2.21%
Essent Group Limited	3,328	87,660
First Defiance Financial Corporation	3,886	57,280
MGIC Investment Corporation	7,757	49,257
NMI Holdings Incorporated Class A †	4,351	50,515
OP Bancorp	4,096	30,556
Radian Group Incorporated	8,715	112,859
Walker & Dunlop Incorporated	730	29,397

		417,524

Health Care: 20.67%

Biotechnology: 8.66%
ACADIA Pharmaceuticals Incorporated †	2,373	100,259
Agenus Incorporated †	6,774	16,596
Amicus Therapeutics Incorporated †	9,902	91,494
Arena Pharmaceuticals Incorporated †	1,652	69,384
Arrowhead Pharmaceuticals Incorporated †	1,304	37,516
Blueprint Medicines Corporation †	1,001	58,538
CareDx Incorporated †	3,828	83,565
Castle Biosciences Incorporated †	1,418	42,271
Concert Pharmaceuticals Incorporated †	5,285	46,719
Eagle Pharmaceuticals Incorporated †	1,156	53,176
Emergent BioSolutions Incorporated †	443	25,632
Exact Sciences Corporation †	763	44,254
Exelixis Incorporated †	3,641	62,698
Fibrogen Incorporated †	2,728	94,798
GlycoMimetics Incorporated †	11,732	26,749
Gossamer Bio Incorporated †	3,364	34,145
Halozyme Therapeutics Incorporated †	4,131	74,317
Heron Therapeutics Incorporated †	3,548	41,654
Insmed Incorporated †	726	11,638
Intellia Therapeutics Incorporated †«	2,816	34,440
Intercept Pharmaceuticals Incorporated †	660	41,554
Jounce Therapeutics Incorporated †	3,869	18,378
Ligand Pharmaceuticals Incorporated †	523	38,033
Molecular Templates Incorporated †	4,204	55,871
Pfenex Incorporated †	8,863	78,172
REGENXBIO Incorporated †	1,373	44,458
Rigel Pharmaceuticals Incorporated †	36,696	57,246
Rocket Pharmaceuticals Incorporated †	1,791	24,984
Sangamo Therapeutics Incorporated †	8,478	54,005
Ultragenyx Pharmaceutical Incorporated †	1,069	47,496
Vanda Pharmaceuticals Incorporated †	2,189	22,678
Vericel Corporation †	4,484	41,118
Voyager Therapeutics Incorporated †	6,712	61,415

		1,635,251

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Health Care Equipment & Supplies: 4.37%
Apyx Medical Corporation †	7,091	$25,457
CONMED Corporation	1,215	69,583
Globus Medical Incorporated Class A †	2,234	95,012
Haemonetics Corporation †	1,050	104,643
Invacare Corporation	3,426	25,455
iRhythm Technologies Incorporated †	617	50,193
Novocure Limited †	1,896	127,677
Orthofix Medical Incorporated †	1,014	28,402
Seaspine Holdings Corporation †	4,514	36,879
STAAR Surgical Company †	2,249	72,553
Tactile Systems Technology Class I †	2,372	95,260
Zynex Incorporated †	8,558	94,737

		825,851

Health Care Providers & Services: 2.69%
Amedisys Incorporated †	1,078	197,856
BioTelemetry Incorporated †	1,724	66,391
Centene Corporation †	831	49,370
R1 RCM Incorporated †	12,190	110,807
The Ensign Group Incorporated	2,220	83,494

		507,918

Health Care Technology: 1.09%
HMS Holdings Corporation †	1,974	49,883
Livongo Health Incorporated †	3,163	90,240
Omnicell Incorporated †	996	65,318

		205,441

Life Sciences Tools & Services: 1.51%
Medpace Holdings Incorporated †	1,608	117,995
PRA Health Sciences Incorporated †	814	67,595
Repligen Corporation †	1,028	99,243

		284,833

Pharmaceuticals: 2.35%
ANI Pharmaceuticals Incorporated †	304	12,385
BioDelivery Sciences International Incorporated †	16,035	60,773
Catalent Incorporated †	2,070	107,537
Cormedix Incorporated †«	3,983	14,299
Horizon Therapeutics plc †	3,853	114,126
Pacira Pharmaceuticals Incorporated †	2,920	97,908
Recro Pharma Incorporated	1,753	14,322
Supernus Pharmaceuticals Incorporated †	1,227	22,074

		443,424

Industrials: 14.81%

Aerospace & Defense: 0.77%
AAR Corporation	2,419	42,961
Ducommun Incorporated †	1,182	29,373
Moog Incorporated Class A	1,432	72,359

		144,693

Airlines: 0.46%
SkyWest Incorporated	3,305	86,558

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  15

Portfolio of investments—March 31, 2020

	Shares	Value
Building Products: 1.71%
Builders FirstSource Incorporated †	6,196	$75,777
CSW Industrials Incorporated	1,602	103,890
Griffon Corporation	6,105	77,228
Simpson Manufacturing Company Incorporated	1,062	65,823

		322,718

Commercial Services & Supplies: 1.97%
Ennis Incorporated	3,673	68,979
Knoll Incorporated	4,320	44,582
McGrath RentCorp	2,330	122,045
Tetra Tech Incorporated	976	68,925
UniFirst Corporation	292	44,118
Viad Corporation	1,078	22,886

		371,535

Construction & Engineering: 2.76%
Comfort Systems Incorporated	1,466	53,582
EMCOR Group Incorporated	2,532	155,262
Great Lakes Dredge & Dock Company †	8,110	67,313
MasTec Incorporated †	3,295	107,845
MYR Group Incorporated †	2,506	65,632
Northwest Pipe Company †	1,636	36,401
Sterling Construction Company Incorporated †	3,798	36,081

		522,116

Electrical Equipment: 1.74%
Atkore International Incorporated †	4,103	86,450
AZZ Incorporated	1,399	39,340
Encore Wire Corporation	2,402	100,860
EnerSys	645	31,940
Generac Holdings Incorporated †	623	58,045
Plug Power Incorporated †	3,319	11,749

		328,384

Machinery: 1.98%
Alamo Group Incorporated	726	64,454
EnPro Industries Incorporated	713	28,221
Federal Signal Corporation	4,215	114,985
Hillenbrand Incorporated	5,057	96,639
Meritor Incorporated †	2,270	30,078
Park Ohio Holdings Corporation	2,088	39,547

		373,924

Marine: 0.20%
Costamare Incorporated	8,495	38,397

Professional Services: 1.81%
Barrett Business Services Incorporated	1,024	40,591
CBIZ Incorporated †	2,497	52,237
CRA International Incorporated	731	24,423
FTI Consulting Incorporated †	896	107,314
Insperity Incorporated	975	36,368
TriNet Group Incorporated †	2,142	80,668

		341,601

Road & Rail: 0.12%
Universal Truckload Services	1,715	22,467

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Trading Companies & Distributors: 1.29%
Applied Industrial Technologies Incorporated	1,268	$57,973
DXP Enterprises Incorporated †	3,541	43,413
H&E Equipment Services Incorporated	2,949	43,291
Rush Enterprises Incorporated	3,084	98,441

		243,118

Information Technology: 15.14%

Communications Equipment: 1.04%
Ciena Corporation †	3,147	125,282
Digi International Incorporated †	5,912	56,400
Extreme Networks Incorporated †	4,677	14,452

		196,134

Electronic Equipment, Instruments & Components: 3.26%
ePlus Incorporated †	490	30,684
Fabrinet †	1,469	80,149
Insight Enterprises Incorporated †	2,646	111,476
Methode Electronics Incorporated	2,819	74,506
Napco Security Technologies Incorporated †	619	9,390
OSI Systems Incorporated †	1,019	70,229
Plexus Corporation †	955	52,105
Sanmina Corporation †	4,331	118,150
SYNNEX Corporation	945	69,080

		615,769

IT Services: 3.73%
CACI International Incorporated Class A †	461	97,340
Cardtronics Incorporated Class A †	3,378	70,668
EPAM Systems Incorporated †	519	96,358
Evertec Incorporated	5,100	115,923
ExlService Holdings Incorporated †	915	47,607
KBR Incorporated	3,920	81,066
Perficient Incorporated †	3,468	93,948
Science Applications International Corporation	1,366	101,945

		704,855

Semiconductors & Semiconductor Equipment: 3.22%
Cirrus Logic Incorporated †	736	48,304
Diodes Incorporated †	739	30,029
Enphase Energy Incorporated †	2,638	85,181
Entegris Incorporated	507	22,698
FormFactor Incorporated †	4,452	89,441
Ichor Holdings Limited †	1,536	29,430
Inphi Corporation †	570	45,127
MKS Instruments Incorporated	480	39,096
Silicon Laboratories Incorporated †	823	70,292
Ultra Clean Holdings Incorporated †	4,741	65,426
Xperi Corporation	5,936	82,570

		607,594

Software: 3.89%
A10 Networks Incorporated †	21,112	131,106
ACI Worldwide Incorporated †	3,391	81,893
j2 Global Incorporated	2,147	160,703
LivePerson Incorporated †	631	14,355
Qualys Incorporated †	405	35,231

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  17

Portfolio of investments—March 31, 2020

	Shares	Value
Software (continued)
Rapid7 Incorporated †	645	$27,948
SPS Commerce Incorporated †	2,894	134,600
TeleNav Incorporated †	9,383	40,535
Upland Software Incorporated †	365	9,789
Verint Systems Incorporated †	1,782	76,626
Workiva Incorporated †	633	20,465

		733,251

Materials: 2.69%

Chemicals: 0.95%
Innospec Incorporated	1,851	128,626
Kooper Holdings Incorporated †	4,114	50,890

		179,516

Containers & Packaging: 0.51%
Berry Global Group Incorporated †	1,368	46,115
UFP Technologies Incorporated †	1,328	50,584

		96,699

Metals & Mining: 0.76%
Commercial Metals Company	3,226	50,939
Materion Corporation	1,928	67,499
Suncoke Energy Incorporated	6,415	24,698

		143,136

Paper & Forest Products: 0.47%
Boise Cascade Company	1,887	44,873
Verso Corporation Class A †	3,823	43,123

		87,996

Real Estate: 7.97%

Equity REITs: 7.29%
Armada Hoffler Properties Incorporated	6,565	70,246
Ashford Hospitality Trust Incorporated	14,840	10,970
Catchmark Timber Trust Incorporated Class A	8,603	62,114
CoreCivic Incorporated	1,243	13,884
CyrusOne Incorporated	2,059	127,143
Digital Realty Trust Incorporated	631	87,652
Easterly Government Properties Incorporated	5,451	134,313
First Industrial Realty Trust Incorporated	3,213	106,768
Global Medical REIT Incorporated	9,042	91,505
Global Net Lease Incorporated	3,916	52,357
Hannon Armstrong Sustainable Infrastructure Capital Incorporated	2,142	43,718
Industrial Logistics Properties Trust	3,694	64,793
New Senior Investment Group Incorporated	8,094	20,721
NexPoint Residential Trust Incorporated	3,124	78,756
Piedmont Office Realty Trust Incorporated Class A	6,989	123,426
Preferred Apartment Communities Incorporated Class A	3,045	21,863
Ryman Hospitality Properties Incorporated	2,291	82,132
STAG Industrial Incorporated	4,787	107,803
UMH Properties Incorporated	3,003	32,613
Xenia Hotels & Resorts Incorporated	4,126	42,498

		1,375,275

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined Small Cap Fund

Portfolio of investments—March 31, 2020

			Shares	Value
Real Estate Management & Development: 0.68%
Kennedy Wilson Holdings Incorporated			4,844	$65,006
Newmark Group Incorporated Class A			15,120	64,260

				129,266

Utilities: 4.64%

Electric Utilities: 1.69%
El Paso Electric Company			744	50,562
IDACORP Incorporated			948	83,225
Portland General Electric Company			3,440	164,914
Spark Energy Incorporated Class A			3,312	20,766

				319,467

Gas Utilities: 0.71%
Southwest Gas Holdings Incorporated			1,931	134,320

Independent Power & Renewable Electricity Producers: 1.01%
Clearway Energy Incorporated Class A			6,780	116,413
Terraform Power Incorporated Class A			4,700	74,119

				190,532

Multi-Utilities: 0.89%
Black Hills Corporation			1,049	67,167
Northwestern Corporation			1,683	100,694

				167,861

Water Utilities: 0.34%
Consolidated Water Company			3,893	63,845

Total Common Stocks (Cost $24,528,804)				18,372,092

	Yield
Short-Term Investments: 3.70%

Investment Companies: 3.36%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%		240,516	240,539
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35		392,852	392,852

				633,391

		Maturity date	Principal
U.S. Treasury Securities: 0.34%
U.S. Treasury Bill (z)#	(0.05)	9-17-2020	$15,000	14,994
U.S. Treasury Bill (z)#	0.75	4-2-2020	50,000	50,000

				64,994

Total Short-Term Investments (Cost $698,391)				698,385

Total investments in securities (Cost $25,227,195)	101.02%	19,070,477

Other assets and liabilities, net	(1.02)	(191,818)

Total net assets	100.00%	$18,878,659

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  19

Portfolio of investments—March 31, 2020

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
(z)	Zero coupon security. The rate represents the current yield to maturity.
#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Russell 2000 E-Mini Index	6	6-19-2020	$304,393	$344,280	$39,887	$0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	533,068	13,624,828	(13,917,380)	240,516	$7	$2	$16,002	#	$240,539
Wells Fargo Government Money Market Fund Select Class	849,992	24,813,316	(25,270,456)	392,852	0	0	15,544		392,852

					$7	$2	$31,546		$633,391	3.36%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Disciplined Small Cap Fund

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities (including $231,479 of securities loaned), at value (cost $24,593,806)	$18,437,086
Investments in affiliated securities, at value (cost $633,389)	633,391
Due from broker	36,695
Receivable for Fund shares sold	38,389
Receivable for dividends	20,911
Receivable for securities lending income, net	1,111
Receivable from manager	8,827
Prepaid expenses and other assets	38,784

Total assets	19,215,194

Liabilities
Payable upon receipt of securities loaned	239,239
Payable for Fund shares redeemed	19,698
Payable for daily variation margin on open futures contracts	2,040
Overdraft due to custodian bank	35,774
Administration fees payable	2,240
Professional fees payable	27,740
Trustees’ fees and expenses payable	3,721
Accrued expenses and other liabilities	6,083

Total liabilities	336,535

Total net assets	$18,878,659

Net assets consist of
Paid-in capital	$29,595,775
Total distributable loss	(10,717,116)

Total net assets	$18,878,659

Computation of net asset value and offering price per share
Net assets – Class A	$101,551
Shares outstanding – Class A1	16,585
Net asset value per share – Class A	$6.12
Maximum offering price per share – Class A2	$6.49
Net assets – Class R6	$141,474
Shares outstanding – Class R6[1]	23,009
Net asset value per share – Class R6	$6.15
Net assets – Administrator Class	$17,049,389
Shares outstanding – Administrator Class[1]	2,795,267
Net asset value per share – Administrator Class	$6.10
Net assets – Institutional Class	$1,586,245
Shares outstanding – Institutional Class[1]	260,237
Net asset value per share – Institutional Class	$6.10

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  21

Statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $129)	$575,509
Securities lending income from affiliates, net	59,628
Income from affiliated securities	15,544
Interest	2,283

Total investment income	652,964

Expenses
Management fee	273,857
Administration fees
Class A	197
Class R6	1,935
Administrator Class	48,363
Institutional Class	14,332
Shareholder servicing fees
Class A	234
Administrator Class	93,004
Custody and accounting fees	26,160
Professional fees	41,730
Registration fees	62,166
Shareholder report expenses	32,367
Trustees’ fees and expenses	20,678
Interest expense	2,102
Other fees and expenses	11,666

Total expenses	628,791
Less: Fee waivers and/or expense reimbursements
Fund-level	(186,831)
Class A	(117)
Class R6	(1,935)
Administrator Class	(22,854)

Net expenses	417,054

Net investment income	235,910

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(1,823,183)
Affiliated securities	7
Futures contracts	(215,838)

Net realized losses on investments	(2,039,014)

Net change in unrealized gains (losses) on
Unaffiliated securities	(3,268,004)
Affiliated securities	2
Futures contracts	43,811

Net change in unrealized gains (losses) on investments	(3,224,191)

Net realized and unrealized gains (losses) on investments	(5,263,205)

Net decrease in net assets resulting from operations	$(5,027,295)

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Disciplined Small Cap Fund

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment income		$235,910		$401,383
Net realized gains (losses) on investments		(2,039,014)		28,609,817
Net change in unrealized gains (losses) on investments		(3,224,191)		(38,978,818)

Net decrease in net assets resulting from operations		(5,027,295)		(9,967,618)

Distributions to shareholders from net investment income and net realized gains
Class A		(554)		(23,529)[1]
Class R6		(81,474)		(4,570,209)
Administrator Class		(181,213)		(37,650,733)
Institutional Class		(43,675)		(22,694,010)

Total distributions to shareholders		(306,916)		(64,938,481)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	27,557	215,498	2,960 [1]	51,409 [1]
Class R6	863,028	7,504,615	220,833	4,395,129
Administrator Class	270,851	2,220,286	348,961	5,660,352
Institutional Class	114,826	975,446	657,651	12,223,841

		10,915,845		22,330,731

Reinvestment of distributions
Class A	55	503	1,361 [1]	10,912 [1]
Class R6	8,871	81,355	523,136	4,271,599
Administrator Class	18,976	171,926	4,686,419	37,625,033
Institutional Class	3,482	31,516	2,679,230	21,773,661

		285,300		63,681,205

Payment for shares redeemed
Class A	(15,141)	(120,195)	(207)[1]	(1,692)[1]
Class R6	(1,320,920)	(11,737,903)	(1,326,785)	(24,323,015)
Administrator Class	(3,435,590)	(29,722,535)	(3,156,760)	(42,530,327)
Institutional Class	(2,882,808)	(25,024,602)	(3,311,260)	(47,808,217)

		(66,605,235)		(114,663,251)

Net decrease in net assets resulting from capital share transactions		(55,404,090)		(28,651,315)

Total decrease in net assets		(60,738,301)		(103,557,414)

Net assets
Beginning of period		79,616,960		183,174,374

End of period		$18,878,659		$79,616,960

[1]	For the period from July 1, 2018 (commencement of operations) to March 31, 2019

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019[1]
Net asset value, beginning of period	$8.39	$23.70
Net investment income (loss)	(0.00)[2,3]	0.02
Net realized and unrealized gains (losses) on investments	(2.22)	(3.37)

Total from investment operations	(2.22)	(3.35)
Distributions to shareholders from
Net investment income	(0.05)	(0.04)
Net realized gains	0.00	(11.92)

Total distributions to shareholders	(0.05)	(11.96)
Net asset value, end of period	$6.12	$8.39
Total return[4]	(26.67)%	(11.52)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.14%
Net expenses	0.93%	0.92%
Net investment income (loss)	(0.05)%	0.16%
Supplemental data
Portfolio turnover rate	67%	176%
Net assets, end of period (000s omitted)	$102	$34

[1]	For the period from July 1, 2018 (commencement of class operations) to March 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2020	2019	2018	2017[1]
Net asset value, beginning of period	$8.50	$22.63	$23.82	$22.43
Net investment income	0.08 [2]	0.06	0.07	0.14
Net realized and unrealized gains (losses) on investments	(2.35)	(2.19)	2.08	3.32

Total from investment operations	(2.27)	(2.13)	2.15	3.46
Distributions to shareholders from
Net investment income	(0.08)	(0.08)	(0.06)	(0.14)
Net realized gains	0.00	(11.92)	(3.28)	(1.93)

Total distributions to shareholders	(0.08)	(12.00)	(3.34)	(2.07)
Net asset value, end of period	$6.15	$8.50	$22.63	$23.82
Total return[3]	(27.03)%	(6.75)%	8.95%	15.63%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.82%	1.06%	0.92%
Net expenses	0.50%	0.64%	0.85%	0.85%
Net investment income	0.95%	0.48%	0.14%	0.67%
Supplemental data
Portfolio turnover rate	67%	176%	48%	73%
Net assets, end of period (000s omitted)	$141	$4,014	$23,871	$1,626

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.40	$22.53	$23.79	$21.15	$25.19
Net investment income	0.02 [1]	0.03 [1]	0.06	0.08 [1]	0.06
Net realized and unrealized gains (losses) on investments	(2.27)	(2.21)	2.00	4.56	(1.24)

Total from investment operations	(2.25)	(2.18)	2.06	4.64	(1.18)
Distributions to shareholders from
Net investment income	(0.05)	(0.03)	(0.04)	(0.07)	(0.02)
Net realized gains	0.00	(11.92)	(3.28)	(1.93)	(2.84)

Total distributions to shareholders	(0.05)	(11.95)	(3.32)	(2.00)	(2.86)
Net asset value, end of period	$6.10	$8.40	$22.53	$23.79	$21.15
Total return	(26.99)%	(7.01)%	8.52%	22.13%	(4.39)%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.13%	1.30%	1.28%	1.29%
Net expenses	0.85%	0.95%	1.20%	1.20%	1.20%
Net investment income	0.27%	0.16%	0.12%	0.36%	0.25%
Supplemental data
Portfolio turnover rate	67%	176%	48%	73%	59%
Net assets, end of period (000s omitted)	$17,049	$49,911	$91,506	$231,039	$264,560

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Disciplined Small Cap Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$8.48	$22.61	$23.82	$21.18	$25.22
Net investment income	0.06 [1]	0.07 [1]	0.09	0.09	0.16 [1]
Net realized and unrealized gains (losses) on investments	(2.28)	(2.22)	2.03	4.61	(1.28)

Total from investment operations	(2.22)	(2.15)	2.12	4.70	(1.12)
Distributions to shareholders from
Net investment income	(0.16)	(0.06)	(0.05)	(0.13)	(0.08)
Net realized gains	0.00	(11.92)	(3.28)	(1.93)	(2.84)

Total distributions to shareholders	(0.16)	(11.98)	(3.33)	(2.06)	(2.92)
Net asset value, end of period	$6.10	$8.48	$22.61	$23.82	$21.18
Total return	(26.80)%	(6.79)%	8.81%	22.43%	(4.12)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.89%	1.07%	1.03%	1.05%
Net expenses	0.60%	0.71%	0.95%	0.95%	0.95%
Net investment income	0.69%	0.41%	0.37%	0.56%	0.71%
Supplemental data
Portfolio turnover rate	67%	176%	48%	73%	59%
Net assets, end of period (000s omitted)	$1,586	$25,658	$67,798	$54,375	$263

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined Small Cap Fund  |  27

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined Small Cap Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded

28  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements

and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Wells Fargo Disciplined Small Cap Fund  |  29

Notes to financial statements

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $26,153,716 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$752,657

Gross unrealized losses	(7,796,009)

Net unrealized losses	$(7,043,352)

As of March 31, 2020, the Fund had capital loss carryforwards which consist of $3,683,644 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

30  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$287,027	$0	$0	$287,027

Consumer discrepancy	1,659,573	0	0	1,659,573

Consumer staples	587,381	0	0	587,381

Energy	453,930	0	0	453,930

Financials	2,940,436	0	0	2,940,436

Health care	3,902,718	0	0	3,902,718

Industrials	2,795,511	0	0	2,795,511

Information technology	2,857,603	0	0	2,857,603

Materials	507,347	0	0	507,347

Real estate	1,504,541	0	0	1,504,541

Utilities	876,025	0	0	876,025

Short-term investments

Investment companies	633,391	0	0	633,391

U.S. Treasury securities	64,994	0	0	64,994

	19,070,477			19,070,477

Futures contracts	39,887	0	0	39,887

Total assets	$19,110,364	$0	$0	$19,110,364

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.500%

Next $4 billion	0.475

Next $5 billion	0.440

Over $10 billion	0.430

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds

Wells Fargo Disciplined Small Cap Fund  |  31

Notes to financial statements

Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/ or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.93% for Class A shares, 0.50% for Class R6 shares, 0.85% for Administrator Class shares, and 0.60% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Sales charges

Wells Fargo Funds Distributor, LLC (“Funds Distributor’), the principal underwriter, is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor did not receive any front-end or contingent deferred sales charges from Class A shares for the year ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $35,722,194 and $90,473,632, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

32  |  Wells Fargo Disciplined Small Cap Fund

Notes to financial statements

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$65,580	$(65,580)	$0

Barclays Capital Inc.	43,548	(43,548)	0

BNP Paribas Securities Corp.	95,681	(95,681)	0

Deutsche Bank Securities Inc.	26,670	(26,670)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2020, the Fund entered into futures contracts for economic hedging purposes. The Fund had an average notional amount of $765,202 in long futures contracts during the year ended March 31, 2020.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended March 31, 2020, the Fund had average borrowings outstanding of $68,693 at an average interest rate of 3.06% and paid interest in the amount of $2,102.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$306,916	$1,060,055

Long-term capital gain	0	63,878,426

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$9,880	$(7,043,352)	$(3,683,644)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Wells Fargo Disciplined Small Cap Fund  |  33

Notes to financial statements

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

34  |  Wells Fargo Disciplined Small Cap Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined Small Cap Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Disciplined Small Cap Fund  |  35

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $306,916 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $10,113 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

36  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Disciplined Small Cap Fund  |  37

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

38  |  Wells Fargo Disciplined Small Cap Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Disciplined Small Cap Fund  |  39

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

40  |  Wells Fargo Disciplined Small Cap Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Disciplined Small Cap Fund  |  41

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

42  |  Wells Fargo Disciplined Small Cap Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06207 05-20

A243/AR243 03-20

Annual Report

March 31, 2020

Wells Fargo

Special Small Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Special Small Cap Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Special Small Cap Value Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Special Small Cap Value Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Special Small Cap Value Fund

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Performance highlights (unaudited)

The Fund is currently closed to most new investors.1

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Brian Martin, CFA®‡†

James M. Tringas, CFA®‡

Bryant VanCronkhite, CFA®‡, CPA

Average annual total returns (%) as of March 31, 20202

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]

Class A (ESPAX)	5-7-1993	-29.40	-1.93	5.75	-25.08	-0.76	6.38	1.30	1.30

Class C (ESPCX)	12-12-2000	-26.65	-1.50	5.59	-25.65	-1.50	5.59	2.05	2.05

Class R (ESPHX)[5]	9-30-2015	–	–	–	-25.29	-0.99	6.10	1.55	1.55

Class R6 (ESPRX)[6]	10-31-2014	–	–	–	-24.78	-0.33	6.81	0.87	0.87

Administrator Class (ESPIX)	7-23-1996	–	–	–	-25.03	-0.65	6.57	1.22	1.21

Institutional Class (ESPNX)[7]	7-30-2010	–	–	–	-24.85	-0.39	6.78	0.97	0.95

Russell 2000® Value Index[8]	–	–	–	–	-29.64	-2.42	4.79	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Special Small Cap Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

†	Mr. Martin became a portfolio manager of the Fund on April 15, 2020.

[1]	Please see the Fund’s current Statement of Additional Information for further details.

[2]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

[3]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[4]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.31% for Class A, 2.06% for Class C, 1.56% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to the Class R shares.

[6]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns for the Class R6 shares would be higher.

[7]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns for the Institutional Class shares would be higher.

[8]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Special Small Cap Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2020.

∎	Stock selection in the industrials and materials sectors and an overweight to the consumer staples sector contributed to relative performance.

∎	Stock selection in the financials and energy sectors and an underweight to the utilities sector detracted from relative performance.

Equity markets saw significant volatility over the final six weeks of the period.

Over the 12-month reporting period, equity markets saw significant volatility, with the Russell 2000® Value Index returning –29.64%. After trading in a fairly tight trading range for the first 10 months of the period, small-cap value stocks moved sharply lower over the final six weeks of the period with the outbreak of the coronavirus pandemic. As the virus caused the U.S. economy to come to a screeching halt, stocks tumbled dramatically and numerous fiscal and monetary stimulus policies were put in place to try to stabilize the economy.

Recent market volatility strengthens our belief that it is always prudent to protect downside risks. Our bottom-up process is designed to seek companies that can control their own destiny via clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment.

The Fund increased its overweight to the materials and consumer staples spaces and reduced its weight in energy and consumer discretionary stocks over the period as we adjusted individual positions as long-term reward/risk levels changed. We continue to emphasize companies that can control their destiny by using their balance sheet to protect capital during periods of volatility and also be offensive when their competitors are forced to be defensive.

Ten largest holdings (%) as of March 31, 2020[10]

Nomad Foods Limited	2.81

Eagle Materials Incorporated	2.69

Innospec Incorporated	2.69

Mueller Industries Incorporated	2.39

Franklin Electric Company Incorporated	2.39

Hawaiian Electric Industries Incorporated	2.34

UMB Financial Corporation	2.18

Silgan Holdings Incorporated	2.17

CSW Industrials Incorporated	2.08

IDACORP Incorporated	2.07

Key contributors included stock selection within the industrials and materials sectors.

CSW Industrials, Incorporated (CSWI), maintains an attractive portfolio of numerous building products that have strong brand equity and an emphasis on high-value-add applications. With its resilient cash flow generation and a strong balance sheet, CSW outperformed during the quarter as investors flocked toward high-quality businesses with robust financial profiles. Despite recent outperformance, we continue to believe that CSW is attractive from a reward/risk standpoint.

Materials holding Silgan Holdings Incorporated (SLGN) contributed to relative performance. Silgan is the leading metal food can manufacturer in the U.S. Over the past several years, Silgan has deployed its strong balance sheet to expand beyond metal cans into the higher-growth closures and plastics businesses. Given the defensive nature of its business and a surge in demand, the stock outperformed. We continue to believe Silgan offers attractive risk-adjusted reward.

Detractors from performance included stock selection in the financials and energy sectors.

In the financials sector, Two Harbors Investment Corporation is a mortgage real estate investment trust that manages and invests in agency and non-agency mortgage-backed securities as well as other financial assets. The stock underperformed during the coronavirus pandemic as the non-agency market had liquidity pressures and potential losses from forbearance requirements placed on mortgage servicers as the Coronavirus Aid, Relief, and Economic Security (CARES) Act weighed on the stock. We continue to monitor developments in the mortgage market and will size the position accordingly.

Patterson-UTI Energy, Incorporated, is a leading land-based drilling and pressure pumping services company that underperformed as oil prices collapsed in the final six weeks of the quarter. The portfolio continues to underweight the energy sector, but we believe Patterson-UTI is one of a few oil-field services companies that has the balance sheet strength and the cash flow characteristics to weather the storm and gain market share through the downturn.

Please see footnotes on page 7.

8  |  Wells Fargo Special Small Cap Value Fund

Performance highlights (unaudited)

Our outlook is cautious yet confident.

As we look out over the next 12 months, we believe volatility could remain elevated as the duration and full impact of the virus is unknown. We believe it is prudent to protect the Fund’s downside risks as we look for investment opportunities to present themselves. We do not focus on forecasting future macroeconomic news or the short-term direction of the market. Through our bottom-up stock-selection process, we focus on investing in companies that we believe have the potential to generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to the level of risk being taken. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Sector distribution as of March 31, 2020[11]

Please see footnotes on page 7.

Wells Fargo Special Small Cap Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$718.63	$5.46	1.27%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.41	1.27%

Class C

Actual	$1,000.00	$716.10	$8.67	2.02%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.90	$10.18	2.02%

Class R

Actual	$1,000.00	$717.72	$6.53	1.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.67	1.52%

Class R6

Actual	$1,000.00	$720.12	$3.61	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.24	0.84%

Administrator Class

Actual	$1,000.00	$718.82	$5.11	1.19%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01	1.19%

Institutional Class

Actual	$1,000.00	$719.89	$4.04	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.30	$4.75	0.94%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 93.75%

Communication Services: 0.24%

Media: 0.24%
A.H. Belo Corporation Class A (l)	2,012,189	$3,460,965
Gannett Company Incorporated	1,741,177	2,576,942

		6,037,907

Consumer Discretionary: 5.94%

Diversified Consumer Services: 0.48%
Franchise Group Incorporated «	297,943	2,598,063
ServiceMaster Global Holdings Incorporated †	356,100	9,614,700

		12,212,763

Hotels, Restaurants & Leisure: 2.67%
Denny’s Corporation (l)†	3,769,726	28,951,496
Dine Brands Global Incorporated (l)	959,802	27,527,121
Jack in the Box Incorporated	326,800	11,454,340

		67,932,957

Household Durables: 1.87%
Helen of Troy Limited †	330,700	47,630,721

Specialty Retail: 0.19%
American Eagle Outfitters Incorporated	623,600	4,957,620

Textiles, Apparel & Luxury Goods: 0.73%
Delta Apparel Incorporated (l)†	559,902	5,828,580
Steven Madden Limited	552,400	12,832,252

		18,660,832

Consumer Staples: 12.70%

Beverages: 0.84%
Primo Water Corporation	2,347,700	21,270,162

Food & Staples Retailing: 1.64%
BJ’s Wholesale Club Holdings Incorporated †	1,644,581	41,887,478

Food Products: 6.85%
Hostess Brands Incorporated †	2,221,723	23,683,567
J & J Snack Foods Corporation	350,757	42,441,597
Lancaster Colony Corporation	31,100	4,498,304
Nomad Foods Limited †	3,860,447	71,649,894
Tootsie Roll Industries Incorporated «	152,998	5,501,821
TreeHouse Foods Incorporated †	609,085	26,891,103

		174,666,286

Household Products: 2.91%
Central Garden & Pet Company (l)†	799,422	21,984,105
Central Garden & Pet Company Class A †	876,933	22,423,177
Reynolds Consumer Products Incorporated	239,700	6,992,049
Spectrum Brands Holdings Incorporated	624,575	22,715,793

		74,115,124

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  11

Portfolio of investments—March 31, 2020

	Shares	Value
Personal Products: 0.46%
Edgewell Personal Care Company †	484,800	$11,673,984

Energy: 0.84%

Energy Equipment & Services: 0.39%
Forum Energy Technologies Incorporated †	3,414,891	605,460
Oil States International Incorporated †	718,799	1,459,162
Patterson-UTI Energy Incorporated	3,073,610	7,222,984
Tetra Technologies Incorporated †	2,233,522	714,727

		10,002,333

Oil, Gas & Consumable Fuels: 0.45%
Berry Petroleum Corporation	1,559,885	3,759,323
Callon Petroleum Company †	1,787,100	979,152
Magnolia Oil & Gas Corporation †	1,410,900	5,643,600
QEP Resources Incorporated	2,924,500	978,245

		11,360,320

Financials: 20.52%

Banks: 11.02%
Associated Banc Corporation	2,024,352	25,891,462
CVB Financial Corporation	1,190,790	23,875,340
First Citizens BancShares Corporation Class A	142,250	47,350,758
First Hawaiian Incorporated	2,131,290	35,230,224
Hancock Holding Company	1,170,445	22,847,086
IBERIABANK Corporation	457,051	16,526,964
Renasant Corporation	1,277,435	27,899,180
South State Corporation	438,061	25,727,323
UMB Financial Corporation	1,198,326	55,578,360

		280,926,697

Capital Markets: 1.96%
Apollo Investment Corporation	1,525,686	10,298,381
Artisan Partners Asset Management Incorporated Class A	786,509	16,902,078
Glassbridge Enterprises Incorporated (l)†(a)	1,527	76,365
New Mountain Finance Corporation	2,161,081	14,695,351
Westwood Holdings Group Incorporated	436,883	7,999,328

		49,971,503

Insurance: 6.34%
CNO Financial Group Incorporated	983,500	12,185,565
Enstar Group Limited †	199,571	31,741,768
National Western Life Group Class A	27,400	4,712,800
ProAssurance Corporation	1,109,347	27,733,675
Stewart Information Services Corporation	900,875	24,026,336
The Hanover Insurance Group Incorporated	405,291	36,711,259
White Mountains Insurance Group Limited	26,765	24,356,150

		161,467,553

Mortgage REITs: 1.20%
Apollo Commercial Real Estate Finance Incorporated	1,707,915	12,672,729
Invesco Mortgage Capital Incorporated	870,480	2,968,337
New York Mortgage Trust Incorporated	2,499,881	3,874,816
Two Harbors Investment Corporation	2,911,657	11,093,413

		30,609,295

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Health Care: 2.39%

Health Care Equipment & Supplies: 0.47%
Avanos Medical Incorporated †	386,400	$10,405,752
Natus Medical Incorporated †	72,000	1,665,360

		12,071,112

Health Care Providers & Services: 0.73%
Hanger Incorporated †	299,613	4,667,971
Premier Incorporated Class A †	424,900	13,902,728

		18,570,699

Pharmaceuticals: 1.19%
Prestige Consumer Healthcare Incorporated †	824,800	30,253,664

Industrials: 20.15%

Aerospace & Defense: 0.94%
Parsons Corporation †	747,298	23,883,644

Building Products: 4.59%
CSW Industrials Incorporated (l)	817,669	53,025,835
Griffon Corporation	782,485	9,898,435
Quanex Building Products Corporation (l)	1,753,827	17,678,576
Simpson Manufacturing Company Incorporated	587,189	36,393,974

		116,996,820

Commercial Services & Supplies: 3.31%
ACCO Brands Corporation	1,637,261	8,268,168
Deluxe Corporation	736,031	19,085,284
Ennis Incorporated	1,116,593	20,969,617
Healthcare Services Group Incorporated	842,500	20,144,175
Viad Corporation	754,190	16,011,454

		84,478,698

Electrical Equipment: 1.50%
APi Group Corporation †144A	1,905,100	13,335,700
Atkore International Incorporated †	1,186,154	24,992,265

		38,327,965

Machinery: 8.81%
Alamo Group Incorporated	209,900	18,634,922
Douglas Dynamics Incorporated	821,467	29,170,293
Franklin Electric Company Incorporated	1,293,382	60,957,094
Harsco Corporation Harsco Corp †	980,000	6,830,600
Kadant Incorporated	313,172	23,378,290
Mayville Engineering Company Incorporated †	548,375	3,361,539
Mueller Industries Incorporated	2,546,458	60,962,205
NN Incorporated	779,465	1,348,474
Trimas Corporation †	861,000	19,889,100

		224,532,517

Professional Services: 1.00%
Korn Ferry International	1,042,442	25,352,189

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  13

Portfolio of investments—March 31, 2020

	Shares	Value
Information Technology: 8.18%

Communications Equipment: 0.56%
NETGEAR Incorporated †	630,422	$14,398,838

Electronic Equipment, Instruments & Components: 2.68%
Badger Meter Incorporated	252,815	13,550,884
Belden Incorporated	365,168	13,175,261
Littelfuse Incorporated	41,300	5,510,246
Novanta Incorporated †	315,174	25,176,099
Rogers Corporation †	94,500	8,922,690
Tech Data Corporation †	14,100	1,844,985

		68,180,165

IT Services: 1.32%
MAXIMUS Incorporated	377,100	21,947,220
Sykes Enterprises Incorporated †	433,400	11,753,808

		33,701,028

Semiconductors & Semiconductor Equipment: 2.22%
Brooks Automation Incorporated	805,806	24,577,083
Cabot Microelectronics Corporation	203,713	23,251,802
DSP Group Incorporated †	658,648	8,825,883

		56,654,768

Software: 1.40%
ACI Worldwide Incorporated †	491,702	11,874,603
BlackBerry Limited «†	2,506,300	10,351,019
Verint Systems Incorporated †	312,700	13,446,100

		35,671,722

Materials: 15.50%

Chemicals: 6.51%
Element Solutions Incorporated †	1,362,992	11,394,613
Ferro Corporation †	555,000	5,194,800
Huntsman Corporation	712,600	10,282,818
Innospec Incorporated	986,575	68,557,097
PolyOne Corporation	2,580,506	48,952,199
PQ Group Holdings Incorporated †	1,022,527	11,145,544
Sensient Technologies Corporation	239,653	10,427,302

		165,954,373

Construction Materials: 2.69%
Eagle Materials Incorporated	1,174,107	68,591,331

Containers & Packaging: 2.45%
Myers Industries Incorporated	668,000	7,181,000
Silgan Holdings Incorporated	1,908,290	55,378,576

		62,559,576

Metals & Mining: 0.80%
Alcoa Corporation †	808,300	4,979,128
Compass Minerals International Incorporated	400,300	15,399,541

		20,378,669

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Special Small Cap Value Fund

Portfolio of investments—March 31, 2020

		Shares	Value
Paper & Forest Products: 3.05%
Neenah Incorporated (l)		1,133,975	$48,908,342
Schweitzer-Mauduit International Incorporated		1,036,492	28,835,207

			77,743,549

Real Estate: 2.20%

Equity REITs: 2.20%
Acadia Realty Trust		1,161,267	14,388,098
Pebblebrook Hotel Trust		1,198,524	13,051,926
Washington REIT		1,202,362	28,700,381

			56,140,405

Utilities: 5.09%

Electric Utilities: 5.09%
ALLETE Incorporated		286,400	17,378,752
Hawaiian Electric Industries Incorporated		1,383,092	59,542,111
IDACORP Incorporated		602,300	52,875,917

			129,796,780

Total Common Stocks (Cost $3,112,023,420)			2,389,622,047

Exchange-Traded Funds: 0.54%
iShares Russell 2000 Index ETF		121,000	13,849,660

Total Exchange-Traded Funds (Cost $15,866,210)			13,849,660

	Dividend yield
Preferred Stocks: 0.12%

Industrials: 0.12%

Industrial Conglomerates: 0.12%
Steel Partners Holdings LP	8.86%	180,098	3,049,059

Total Preferred Stocks (Cost $2,516,534)			3,049,059

	Yield
Short-Term Investments: 2.88%

Investment Companies: 2.88%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11	6,657,214	6,657,880
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	66,773,903	66,773,903

Total Short-Term Investments (Cost $73,431,514)			73,431,783

Total investments in securities (Cost $3,203,837,678)	97.29%	2,479,952,549

Other assets and liabilities, net	2.71	68,953,244

Total net assets	100.00%	$2,548,905,793

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
«	All or a portion of this security is on loan.
†	Non-income-earning security
(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  15

Portfolio of investments—March 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Common Stocks
Communication Services
Media
A.H. Belo Corporation Class A	1,658,289	353,900	0	2,012,189	$0	$(3,825,819)	$579,100		$3,460,965
Consumer Discretionary
Hotels, Restaurants & Leisure
Denny’s Corporation †	3,316,971	889,655	(436,900)	3,769,726	1,285,394	(41,385,993)	0		28,951,496
Dine Brands Global Incorporated	713,300	517,775	(271,273)	959,802	(12,333,494)	(31,815,728)	2,271,964		27,527,121
Textiles, Apparel & Luxury Goods
Delta Apparel Incorporated †	519,692	59,310	(19,100)	559,902	99,878	(6,559,399)	0		5,828,580
Consumer Staples
Household Products
Central Garden & Pet Company †	743,522	90,300	(34,400)	799,422	(579,357)	2,045,814	0		21,984,105
Financials
Capital Markets
Glassbridge Enterprises Incorporated †	305,421	1,528	(305,422)	1,527	(2,967)	18,255	0		76,365
Industrials
Building Products
CSW Industrials Incorporated	759,969	105,700	(48,000)	817,669	598,919	5,809,502	437,397		53,025,835
Quanex Building Products Corporation	1,179,133	655,494	(80,800)	1,753,827	(32,434)	(15,738,525)	424,497		17,678,576
Materials
Paper and Forest Products
Neenah Incorporated	877,121	256,854	0	1,133,975	0	(24,126,246)	1,896,009		48,908,342

									207,441,385	8.14%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	57,964,218	371,348,377	(422,655,381)	6,657,214	(985)	269	685,745	#	6,657,880
Wells Fargo Government Money Market Fund Select Class	128,767,336	1,012,029,075	(1,074,022,508)	66,773,903	0	0	3,205,981		66,773,903

									73,431,783	2.88

					$(10,965,046)	$(115,577,870)	$9,500,693		$280,873,168	11.02%

†	Non-income-earning security

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Special Small Cap Value Fund

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities (including $6,772,387 of securities loaned), at value (cost $2,818,928,993)	$2,199,079,381
Investments in affiliated securities, at value (cost $384,908,685)	280,873,168
Cash	45,050,000
Cash due from Broker	13,049,952
Receivable for investments sold	9,167,397
Receivable for Fund shares sold	18,226,381
Receivable for dividends	5,282,747
Receivable for securities lending income, net	10,379
Prepaid expenses and other assets	102,026

Total assets	2,570,841,431

Liabilities
Payable upon receipt of securities loaned	6,653,550
Payable for investments purchased	7,220,176
Payable for Fund shares redeemed	5,887,303
Management fee payable	1,841,703
Administration fees payable	277,799
Distribution fees payable	9,193
Trustees’ fees and expenses payable	3,811
Accrued expenses and other liabilities	42,103

Total liabilities	21,935,638

Total net assets	$2,548,905,793

Net assets consist of
Paid-in capital	$3,330,537,362
Total distributable loss	(781,631,569)

Total net assets	$2,548,905,793

Computation of net asset value and offering price per share
Net assets – Class A	$381,057,737
Shares outstanding – Class A1	16,289,138
Net asset value per share – Class A	$23.39
Maximum offering price per share – Class A2	$24.82
Net assets – Class C	$11,419,397
Shares outstanding – Class C1	544,021
Net asset value per share – Class C	$20.99
Net assets – Class R	$5,208,809
Shares outstanding – Class R1	219,462
Net asset value per share – Class R	$23.73
Net assets – Class R6	$580,535,488
Shares outstanding – Class R6[1]	24,189,973
Net asset value per share – Class R6	$24.00
Net assets – Administrator Class	$105,286,141
Shares outstanding – Administrator Class[1]	4,387,497
Net asset value per share – Administrator Class	$24.00
Net assets – Institutional Class	$1,465,398,221
Shares outstanding – Institutional Class[1]	61,042,484
Net asset value per share – Institutional Class	$24.01

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  17

Statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $77,746)	$55,285,579
Income from affiliated securities	8,995,478
Interest	45,902

Total investment income	64,326,959

Expenses
Management fee	25,795,263
Administration fees
Class A	1,110,148
Class C	42,321
Class R	14,735
Class R6	192,993
Administrator Class	200,187
Institutional Class	2,433,726
Shareholder servicing fees
Class A	1,321,588
Class C	50,382
Class R	17,542
Administrator Class	384,967
Distribution fees
Class C	151,045
Class R	17,517
Custody and accounting fees	91,369
Professional fees	49,211
Registration fees	146,509
Shareholder report expenses	92,948
Trustees’ fees and expenses	20,771
Other fees and expenses	55,111

Total expenses	32,188,333
Less: Fee waivers and/or expense reimbursements
Class A	(1,601)
Class C	(22)
Class R	(6)
Administrator Class	(3,076)
Institutional Class	(95,105)

Net expenses	32,088,523

Net investment income	32,238,436

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(19,206,360)
Affiliated securities	(10,965,046)
Futures contracts	(101,433)
Written options	2,250,416

Net realized losses on investments	(28,022,423)

Net change in unrealized gains (losses) on
Unaffiliated securities	(749,440,758)
Affiiliated securities	(115,577,870)

Net change in unrealized gains (losses) on investments	(865,018,628)

Net realized and unrealized gains (losses) on investments	(893,041,051)

Net decrease in net assets resulting from operations	$(860,802,615)

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Special Small Cap Value Fund

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment income		$32,238,436		$23,686,389
Net realized gains (losses) on investments		(28,022,423)		70,868,512
Net change in unrealized gains (losses) on investments		(865,018,628)		(132,481,283)

Net decrease in net assets resulting from operations		(860,802,615)		(37,926,382)

Distributions to shareholders from net investment income and net realized gains
Class A		(9,432,361)		(34,950,655)
Class C		(189,721)		(3,190,299)
Class R		(105,231)		(404,926)
Class R6		(14,944,792)		(29,776,704)
Administrator Class		(2,900,116)		(10,505,173)
Institutional Class		(42,284,810)		(92,413,835)

Total distributions to shareholders		(69,857,031)		(171,241,592)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,993,891	126,764,233	4,399,455	147,434,144
Class C	14,309	410,897	176,335	5,606,048
Class R	105,504	3,331,686	108,771	3,732,400
Class R6	12,282,599	409,146,441	10,731,533	369,575,214
Administrator Class	950,962	30,825,292	1,731,106	60,553,466
Institutional Class	37,766,400	1,218,872,323	25,518,350	892,397,775

		1,789,350,872		1,479,299,047

Reinvestment of distributions
Class A	245,514	8,523,533	1,076,242	31,879,046
Class C	5,647	174,030	114,907	3,053,065
Class R	2,978	104,729	13,400	402,776
Class R6	363,920	12,981,573	757,094	23,032,048
Administrator Class	80,270	2,859,904	339,786	10,323,048
Institutional Class	941,495	33,591,380	2,401,764	73,095,306

		58,235,149		141,785,289

Payment for shares redeemed
Class A	(4,543,391)	(146,758,224)	(4,558,516)	(151,304,840)
Class C	(329,922)	(9,451,149)	(1,140,298)	(33,300,231)
Class R	(95,708)	(3,223,069)	(48,026)	(1,606,676)
Class R6	(4,383,465)	(144,270,795)	(2,789,106)	(93,680,041)
Administrator Class	(1,570,212)	(51,008,335)	(3,674,115)	(131,798,914)
Institutional Class	(19,400,901)	(608,738,214)	(20,110,486)	(683,366,611)

		(963,449,786)		(1,095,057,313)

Net increase in net assets resulting from capital share transactions		884,136,235		526,027,023

Total increase (decrease) in net assets		(46,523,411)		316,859,049

Net assets
Beginning of period		2,595,429,204		2,278,570,155

End of period		$2,548,905,793		$2,595,429,204

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$31.74	$34.42	$33.15	$27.40	$29.27
Net investment income	0.24	0.22	0.24	0.35 [1]	0.20
Net realized and unrealized gains (losses) on investments	(8.00)	(0.69)	2.89	6.15	(1.46)

Total from investment operations	(7.76)	(0.47)	3.13	6.50	(1.26)
Distributions to shareholders from
Net investment income	(0.28)	(0.15)	(0.32)	(0.18)	(0.19)
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.59)	(2.21)	(1.86)	(0.75)	(0.61)
Net asset value, end of period	$23.39	$31.74	$34.42	$33.15	$27.40
Total return[2]	(25.08)%	(0.87)%	9.42%	23.69%	(4.21)%
Ratios to average net assets (annualized)
Gross expenses	1.27%	1.29%	1.31%	1.32%	1.36%
Net expenses	1.27%	1.29%	1.31%	1.32%	1.34%
Net investment income	0.71%	0.67%	0.66%	1.14%	0.73%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$381,058	$526,656	$539,499	$575,269	$417,161

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Special Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$28.49	$31.21	$30.19	$25.05	$26.81
Net investment income (loss)	(0.01)[1]	(0.05)[1]	(0.03)[1]	0.12 [1]	(0.03)
Net realized and unrealized gains (losses) on investments	(7.18)	(0.61)	2.64	5.59	(1.31)

Total from investment operations	(7.19)	(0.66)	2.61	5.71	(1.34)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	0.00	0.00
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.31)	(2.06)	(1.59)	(0.57)	(0.42)
Net asset value, end of period	$20.99	$28.49	$31.21	$30.19	$25.05
Total return[2]	(25.65)%	(1.63)%	8.60%	22.75%	(4.93)%
Ratios to average net assets (annualized)
Gross expenses	2.02%	2.04%	2.06%	2.07%	2.11%
Net expenses	2.02%	2.04%	2.06%	2.07%	2.09%
Net investment income (loss)	(0.04)%	(0.13)%	(0.10)%	0.42%	(0.02)%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$11,419	$24,334	$53,145	$60,309	$40,512

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R	2020	2019	2018	2017	2016[1]
Net asset value, beginning of period	$32.20	$34.94	$33.73	$27.97	$26.72
Net investment income	0.16	0.18	0.17	0.63 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	(8.12)	(0.74)	2.92	5.94	1.87

Total from investment operations	(7.96)	(0.56)	3.09	6.57	1.95
Distributions to shareholders from
Net investment income	(0.20)	(0.12)	(0.34)	(0.24)	(0.28)
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.51)	(2.18)	(1.88)	(0.81)	(0.70)
Net asset value, end of period	$23.73	$32.20	$34.94	$33.73	$27.97
Total return[3]	(25.29)%	(1.11)%	9.13%	23.47%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.55%	1.57%	1.56%	1.59%
Net expenses	1.52%	1.55%	1.56%	1.56%	1.58%
Net investment income	0.46%	0.47%	0.43%	1.86%	0.56%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$5,209	$6,656	$4,631	$785	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Special Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.55	$35.25	$33.93	$28.01	$29.91
Net investment income	0.37	0.38	0.38 [1]	0.61 [1]	0.39
Net realized and unrealized gains (losses) on investments	(8.17)	(0.72)	2.97	6.18	(1.54)

Total from investment operations	(7.80)	(0.34)	3.35	6.79	(1.15)
Distributions to shareholders from
Net investment income	(0.44)	(0.30)	(0.49)	(0.30)	(0.33)
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.75)	(2.36)	(2.03)	(0.87)	(0.75)
Net asset value, end of period	$24.00	$32.55	$35.25	$33.93	$28.01
Total return	(24.78)%	(0.42)%	9.85%	24.22%	(3.74)%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.88%	0.89%	0.93%
Net expenses	0.84%	0.86%	0.88%	0.89%	0.89%
Net investment income	1.12%	1.16%	1.10%	1.87%	1.56%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$580,535	$518,377	$254,801	$176,362	$36,344

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.55	$35.22	$33.90	$28.02	$29.94
Net investment income	0.26 [1]	0.27 [1]	0.27 [1]	0.44 [1]	0.26 [1]
Net realized and unrealized gains (losses) on investments	(8.18)	(0.71)	2.97	6.24	(1.49)

Total from investment operations	(7.92)	(0.44)	3.24	6.68	(1.23)
Distributions to shareholders from
Net investment income	(0.32)	(0.17)	(0.38)	(0.23)	(0.27)
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.63)	(2.23)	(1.92)	(0.80)	(0.69)
Net asset value, end of period	$24.00	$32.55	$35.22	$33.90	$28.02
Total return	(25.03)%	(0.77)%	9.52%	23.82%	(4.01)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.21%	1.23%	1.24%	1.26%
Net expenses	1.19%	1.20%	1.20%	1.20%	1.17%
Net investment income	0.79%	0.74%	0.76%	1.36%	0.95%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$105,286	$160,369	$229,992	$199,262	$95,030

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Special Small Cap Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$32.56	$35.27	$33.94	$28.03	$29.93
Net investment income	0.31	0.33	0.33	0.60 [1]	0.30
Net realized and unrealized gains (losses) on investments	(8.14)	(0.70)	3.01	6.17	(1.46)

Total from investment operations	(7.83)	(0.37)	3.34	6.77	(1.16)
Distributions to shareholders from
Net investment income	(0.41)	(0.28)	(0.47)	(0.29)	(0.32)
Net realized gains	(0.31)	(2.06)	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(0.72)	(2.34)	(2.01)	(0.86)	(0.74)
Net asset value, end of period	$24.01	$32.56	$35.27	$33.94	$28.03
Total return	(24.85)%	(0.53)%	9.82%	24.13%	(3.79)%
Ratios to average net assets (annualized)
Gross expenses	0.94%	0.96%	0.98%	0.99%	1.01%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.07%	1.04%	1.02%	1.86%	1.17%
Supplemental data
Portfolio turnover rate	39%	32%	41%	51%	46%
Net assets, end of period (000s omitted)	$1,465,398	$1,359,038	$1,196,501	$921,732	$256,190

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Special Small Cap Value Fund  |  25

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities, options and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated

26  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements

futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Options

The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. The Fund is subject to equity price risk. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Wells Fargo Special Small Cap Value Fund  |  27

Notes to financial statements

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $3,246,499,924 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$191,923,012

Gross unrealized losses	(958,470,387)

Net unrealized losses	$(766,547,375)

As of March 31, 2020, the Fund had current year net deferred post-October capital losses consisting of $18,930,438 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$6,037,907	$0	$0	$6,037,907

Consumer discretionary	151,394,893	0	0	151,394,893

Consumer staples	323,613,034	0	0	323,613,034

Energy	21,362,653	0	0	21,362,653

Financials	522,898,683	76,365	0	522,975,048

Health care	60,895,475	0	0	60,895,475

Industrials	513,571,833	0	0	513,571,833

Information technology	208,606,521	0	0	208,606,521

Materials	395,227,498	0	0	395,227,498

Real estate	56,140,405	0	0	56,140,405

Utilities	129,796,780	0	0	129,796,780

Exchange-traded funds	13,849,660	0	0	13,849,660

Preferred stocks

Industrials	3,049,059	0	0	3,049,059

Short-term investments

Investment companies	73,431,783	0	0	73,431,783

Total assets	$2,479,876,184	$76,365	$0	$2,479,952,549

28  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.31% for Class A shares, 2.06% for Class C shares, 1.56% for Class R shares, 0.89% for Class R6 shares, 1.20% for Administrator Class shares, and 0.94% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo Special Small Cap Value Fund  |  29

Notes to financial statements

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $4,180 from the sale of Class A shares and $756 and $115 in contingent deferred sales charges from redemptions of Class A and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $2,024,116,983 and $1,178,822,136, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Barclays Capital Inc.	$578,956	$(578,956)	$0

Morgan Stanley & Co. LLC	291,248	(291,248)	0

SG Americas Securities LLC	5,902,183	(5,783,346)	118,837

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

30  |  Wells Fargo Special Small Cap Value Fund

Notes to financial statements

7. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2020, the Fund entered into futures contracts to gain market exposure and had an average notional amount of $8,493,268 in long futures contracts.

During the year ended March 31, 2020, the Fund entered into written options for hedging purposes and had an average of 168 written option contracts.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

8. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$45,960,918	$30,852,484

Long-term capital gain	23,896,113	140,389,108

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses	Post-October capital losses deferred

$2,628,384	$1,246,023	$(766,547,375)	$(18,930,438)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Special Small Cap Value Fund  |  31

Notes to financial statements

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

32  |  Wells Fargo Special Small Cap Value Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Special Small Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Special Small Cap Value Fund  |  33

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $23,896,113 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $45,960,918 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $2,075,952 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

34  |  Wells Fargo Special Small Cap Value Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Special Small Cap Value Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Special Small Cap Value Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Special Small Cap Value Fund  |  37

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

38  |  Wells Fargo Special Small Cap Value Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Special Small Cap Value Fund  |  39

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

40  |  Wells Fargo Special Small Cap Value Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06208 05-20

A246/AR246 03-20

Annual Report

March 31, 2020

Wells Fargo

Fundamental Small Cap Growth Fund

(formerly, Wells Fargo Traditional Small Cap Growth Fund)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Fundamental Small Cap Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Fundamental Small Cap Growth Fund for the 12-month period that ended March 31, 2020. Effective July 22, 2019, the Fund changed its name from Wells Fargo Traditional Small Cap Growth Fund to Wells Fargo Fundamental Small Cap Growth Fund. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Fundamental Small Cap Growth Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Fundamental Small Cap Growth Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Fundamental Small Cap Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EGWAX)	6-5-1995	-16.60	3.54	8.67	-11.52	4.77	9.31	1.52	1.24

Class C (EGWCX)[4]	7-30-2010	-13.30	3.98	8.50	-12.30	3.98	8.50	2.27	1.99

Administrator Class (EGWDX)[5]	7-30-2010	–	–	–	-11.52	4.92	9.47	1.44	1.16

Institutional Class (EGRYX)	11-19-1997	–	–	–	-11.29	5.11	9.68	1.19	0.91

Russell 2000® Growth Index[6]	–	–	–	–	-18.58	1.70	8.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Fundamental Small Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.23% for Class A, 1.98% for Class C, 1.15% for Administrator Class, and 0.90% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class C shares prior to their inception reflects the performance of the Class A shares and has been adjusted to reflect the higher expenses applicable to the Class C shares.

[5]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[6]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Fundamental Small Cap Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2020.

∎	Security selection within the industrials and information technology (IT) sectors contributed to the Fund’s performance.

∎	Select holdings within the communication services and materials sectors weighed on performance.

The coronavirus quickly ended the market’s ascent.

For much of the past year, U.S. stocks marched higher, with some benchmarks reaching all-time highs in early 2020. However, the arrival of the coronavirus pandemic and early signs of a U.S. recession came at unimaginable speed. In order to contain the spread of the virus, millions of nonessential businesses were quickly ordered to close, which led to an explosion of joblessness. The previous peak for initial jobless claims came in 1982 at 695,000. For the week ending March 28, 6.6 million people filed for unemployment insurance. The government quickly responded with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act. On the monetary side, the U.S. Federal Reserve (Fed) backstopped vast swaths of capital markets. These actions stabilized markets and furthermore, the CARES Act and various measures by the Fed gave an important signal to investors: the federal government stood ready to act swiftly and with enormous firepower to combat the recession.

Ten largest holdings (%) as of March 31, 2020[8]

Casella Waste Systems Incorporated Class A	2.68

QTS Realty Trust Incorporated Class A	2.31

Five9 Incorporated	2.30

Amedisys Incorporated	2.15

Haemonetics Corporation	2.06

Mercury Computer Systems Incorporated	2.05

Clarivate Analytics plc	2.01

SiteOne Landscape Supply Incorporated	1.98

Tetra Tech Incorporated	1.96

Novanta Incorporated	1.94

Select holdings in the industrials and IT sectors contributed to performance.

The Fund’s preference for resilient business models in the industrials sector was a key driver of outperformance. Clarivate Analytics PLC is an information services company serving the life sciences industry. It provides data and analytics essential to regulatory and intellectual property requirements for new drug development. Clarivate’s business model generates a recurring revenue stream that gives the company strong financial visibility. Additionally, Clarivate closed the purchase of Decision Resources Group, which bolsters the company’s life sciences offering for customers. The combination of the accretive acquisition and the recurring revenue business model drove shares higher during the period.

Within the IT sector, Globant S.A. is an IT outsourcing company that develops emerging technologies and software solutions for large corporations. Globant satisfies an acute shortage of software developer talent with a deep pool of highly skilled labor. Globant’s focus on expanding market share within its top clients drove strong sales growth and profitability, which propelled the shares higher.

Sector distribution as of March 31, 2020[9]

Stock selection in the communication services and materials sectors weighed on the Fund’s performance.

Among communication services holdings, shares of World Wrestling Entertainment, Incorporated*, the creator of live video content, had notable weakness. Lower television ratings and fewer subscribers to the company’s over-the-top offering were negative events. Additionally, concerns around the timing of international TV rights renewals caused investors to question the popularity of the company’s content. The weaker fundamentals and sentiment resulted in a lower share price for the period.

Please see footnotes on page 7.

8  |  Wells Fargo Fundamental Small Cap Growth Fund

Performance highlights (unaudited)

Within the materials sector, shares of Ingevity Corporation underperformed. Ingevity is a manufacturer of specialty chemicals and performance materials. Its performance chemicals segment sells into a wide range of global industrial end markets. Those end markets experienced cyclical weakness as the economy weakened, which hurt demand for its performance chemicals. Financial results missed expectations, causing shares to underperform during the period.

The coronavirus has changed the market landscape, but our process remains the same.

We have high confidence in our existing portfolio holdings. Although we did not predict the volatility storm that arrived, we were well positioned for it. Throughout recent years, we have emphasized “core” growth businesses with an ability to grow in diverse economic environments. We had been mindful of crowded areas where risk/rewards were unattractive and avoided highly cyclical industries. By focusing on companies on the “right side of change,” we believe many of our holdings have inherent advantages that will be attractive as markets adjust to a post-coronavirus environment. Digitally enabled businesses with disruptive technologies...companies with financial strength and free cash flow...adaptive management teams that focus on being indispensable to their customers...these are traits we always look for.

We believe the coronavirus crisis will accelerate changes that were already underway. Many of the disruptive growth themes represented in our portfolio will likely see expanding opportunities. Industries such as streaming media, e-commerce, video games, and cloud software are already experiencing rising demand. Therefore, major changes in portfolio positioning are not required. Rather, we believe a sharp focus on bottom-up research edge will generate strong future performance.

Wells Fargo Fundamental Small Cap Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$874.29	$5.76	1.23%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	$6.21	1.23%

Class C

Actual	$1,000.00	$870.26	$9.26	1.98%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.10	$9.97	1.98%

Administrator Class

Actual	$1,000.00	$874.56	$5.39	1.15%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%

Institutional Class

Actual	$1,000.00	$875.05	$4.22	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 97.72%

Communication Services: 1.51%

Entertainment: 1.51%
CD Projekt SA	15,636	$1,129,543

Consumer Discretionary: 5.72%

Auto Components: 1.02%
Stoneridge Incorporated †	45,537	762,745

Diversified Consumer Services: 1.37%
Chegg Incorporated †	28,813	1,030,929

Household Durables: 0.47%
Purple Innovation Incorporated †	61,438	348,968

Internet & Direct Marketing Retail: 0.88%
Etsy Incorporated †	17,229	662,283

Leisure Products: 0.99%
Games Workshop Group plc	13,948	740,940

Specialty Retail: 0.99%
Five Below Incorporated †	10,590	745,324

Energy: 0.69%

Oil, Gas & Consumable Fuels: 0.69%
Texas Pacific Land Trust «	1,356	515,294

Financials: 1.84%

Consumer Finance: 0.50%
SLM Corporation	52,501	377,482

Insurance: 1.34%
Goosehead Insurance Incorporated Class A	22,420	1,000,605

Health Care: 28.45%

Biotechnology: 11.07%
Black Diamond Therapeutics †	10,305	257,110
CareDx Incorporated †	26,044	568,541
Chemocentryx Incorporated †	10,844	435,712
Coherus Biosciences Incorporated †	41,321	670,227
CRISPR Therapeutics AG †	8,132	344,878
Deciphera Pharmaceuticals Incorporated †	10,837	446,159
Halozyme Therapeutics Incorporated †	39,937	718,467
Immunomedics Incorporated †	43,750	589,750
Natera Incorporated †	29,462	879,735
Turning Point Therapeutics Incorporated †	12,012	536,456
Twist Bioscience Corporation †	20,967	641,171
Veracyte Incorporated †	42,370	1,030,015
Zai Lab Limited ADR †	14,033	722,419
Zymeworks Incorporated †	12,863	456,251

		8,296,891

Health Care Equipment & Supplies: 10.08%
Axonics Modulation Technologies Incorporated †«	23,369	593,806
BioLife Solutions Incorporated †«	35,299	335,341

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  11

Portfolio of investments—March 31, 2020

	Shares	Value
Health Care Equipment & Supplies (continued)
Haemonetics Corporation †	15,516	$1,546,325
ICU Medical Incorporated †	5,852	1,180,758
iRhythm Technologies Incorporated †	16,809	1,367,412
Novocure Limited †	5,189	349,427
Orthopediatrics Corporation †	26,474	1,049,429
Shockwave Medical Incorporated †	22,343	741,341
Silk Road Medical Incorporated †	12,372	389,471

		7,553,310

Health Care Providers & Services: 4.40%
Amedisys Incorporated †	8,779	1,611,298
HealthEquity Incorporated †	24,094	1,218,915
Progyny Incorporated †«	22,184	470,079

		3,300,292

Health Care Technology: 2.90%
Inspire Medical Systems Incorporated †	13,459	811,309
Phreesia Incorporated †	27,935	587,473
Simulations Plus Incorporated «	22,095	771,557

		2,170,339

Industrials: 24.02%

Aerospace & Defense: 4.42%
Axon Enterprise Incorporated †	17,080	1,208,752
Kratos Defense & Security Solutions Incorporated †	40,831	565,101
Mercury Computer Systems Incorporated †	21,531	1,536,022

		3,309,875

Building Products: 3.23%
Advanced Drainage Systems Incorporated	39,426	1,160,701
Trex Company Incorporated †	15,701	1,258,278

		2,418,979

Commercial Services & Supplies: 7.36%
Casella Waste Systems Incorporated Class A †	51,413	2,008,192
IAA Incorporated †	25,954	777,582
MSA Safety Incorporated	12,451	1,260,041
Tetra Tech Incorporated	20,779	1,467,413

		5,513,228

Construction & Engineering: 2.79%
Construction Partners Incorporated Class A †	75,574	1,276,445
WillScot Corporation †	80,301	813,449

		2,089,894

Electrical Equipment: 0.61%
Allied Motion Technologies Incorporated	19,478	461,629

Professional Services: 2.73%
Clarivate Analytics plc †	72,439	1,503,109
ICF International Incorporated	7,962	546,989

		2,050,098

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Fundamental Small Cap Growth Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Road & Rail: 0.90%
Saia Incorporated †	9,165	$673,994

Trading Companies & Distributors: 1.98%
SiteOne Landscape Supply Incorporated †	20,130	1,481,971

Information Technology: 29.78%

Electronic Equipment, Instruments & Components: 3.56%
Littelfuse Incorporated	5,515	735,811
Novanta Incorporated †	18,182	1,452,378
Par Technology Corporation †«	37,285	479,485

		2,667,674

IT Services: 7.57%
EPAM Systems Incorporated †	6,169	1,145,337
Euronet Worldwide Incorporated †	9,173	786,310
Keywords Studios plc	62,628	1,108,618
MongoDB Incorporated †	5,965	814,461
WEX Incorporated †	6,919	723,381
WNS Holdings Limited ADR †	25,482	1,095,216

		5,673,323

Semiconductors & Semiconductor Equipment: 3.52%
Lattice Semiconductor Corporation †	62,682	1,116,993
MKS Instruments Incorporated	12,036	980,332
Universal Display Corporation	4,115	542,275

		2,639,600

Software: 13.98%
Avalara Incorporated †	16,217	1,209,785
Blue Prism Group plc †	37,835	525,234
Elastic NV †	14,078	785,693
Envestnet Incorporated †	25,499	1,371,336
Everbridge Incorporated †	11,282	1,199,954
Five9 Incorporated †	22,529	1,722,567
Globant SA †	12,613	1,108,430
LivePerson Incorporated †	30,420	692,055
Model N Incorporated †	49,414	1,097,485
Workiva Incorporated †	23,541	761,081

		10,473,620

Technology Hardware, Storage & Peripherals: 1.15%
NCR Corporation †	48,722	862,379

Materials: 1.65%

Chemicals: 0.72%
Ingevity Corporation †	15,399	542,045

Metals & Mining: 0.93%
Sandstorm Gold Limited †	138,397	693,369

Real Estate: 4.06%

Equity REITs: 4.06%
Innovative Industrial Properties Incorporated «	9,664	733,788
QTS Realty Trust Incorporated Class A	29,871	1,732,817

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  13

Portfolio of investments—March 31, 2020

		Shares	Value
Equity REITs (continued)
Rexford Industrial Realty Incorporated		14,121	$579,102

			3,045,707

Total Common Stocks (Cost $70,925,133)			73,232,330

	Yield
Short-Term Investments: 7.17%

Investment Companies: 7.17%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	3,269,679	3,270,006
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	2,099,810	2,099,810

Total Short-Term Investments (Cost $5,369,816)			5,369,816

Total investments in securities (Cost $76,294,949)	104.89%	78,602,146

Other assets and liabilities, net	(4.89)	(3,661,807)

Total net assets	100.00%	$74,940,339

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt
REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	6,840,260	63,082,822	(66,653,403)	3,269,679	$147	$0	$166,152	#	$3,270,006
Wells Fargo Government Money Market Fund Select Class	2,404,400	35,734,452	(36,039,042)	2,099,810	0	0	53,920		2,099,810

					$147	$0	$220,072		$5,369,816	7.17%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities (including $3,140,816 of securities loaned), at value (cost $70,925,133)	$73,232,330
Investments in affiliated securities, at value (cost $5,369,816)	5,369,816
Foreign currency, at value (cost $319)	317
Receivable for investments sold	1,216,542
Receivable for Fund shares sold	21,608
Receivable for dividends	26,835
Receivable for securities lending income, net	5,784
Prepaid expenses and other assets	26,300

Total assets	79,899,532

Liabilities
Payable upon receipt of securities loaned	3,268,182
Payable for investments purchased	1,562,573
Payable for Fund shares redeemed	11,771
Management fee payable	34,769
Administration fees payable	13,462
Distribution fee payable	287
Trustees’ fees and expenses payable	3,861
Accrued expenses and other liabilities	64,288

Total liabilities	4,959,193

Total net assets	$74,940,339

Net assets consist of
Paid-in capital	$72,269,254
Total distributable earnings	2,671,085

Total net assets	$74,940,339

Computation of net asset value and offering price per share
Net assets – Class A	$66,472,077
Shares outstanding – Class A1	6,045,426
Net asset value per share – Class A	$11.00
Maximum offering price per share – Class A2	$11.67
Net assets – Class C	$395,016
Shares outstanding – Class C1	42,057
Net asset value per share – Class C	$9.39
Net assets – Administrator Class	$93,219
Shares outstanding – Administrator Class[1]	7,222
Net asset value per share – Administrator Class	$12.91
Net assets – Institutional Class	$7,980,027
Shares outstanding – Institutional Class[1]	595,763
Net asset value per share – Institutional Class	$13.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  15

Statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $984)	$291,668
Securities lending income from affiliates, net	123,975
Income from affiliated securities	53,920

Total investment income	469,563

Expenses
Management fee	813,466
Administration fees
Class A	179,063
Class C	968
Administrator Class	149
Institutional Class	12,816
Shareholder servicing fees
Class A	213,171
Class C	1,152
Administrator Class	287
Distribution fee
Class C	3,418
Custody and accounting fees	14,837
Professional fees	45,977
Registration fees	67,136
Shareholder report expenses	40,818
Trustees’ fees and expenses	20,771
Other fees and expenses	11,533

Total expenses	1,425,562
Less: Fee waivers and/or expense reimbursements
Fund-level	(271,048)
Class A	(6,870)
Administrator Class	(9)
Institutional Class	(736)

Net expenses	1,146,899

Net investment loss	(677,336)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	4,662,154
Affiliated securities	147

Net realized gains on investments	4,662,301
Net change in unrealized gains (losses) on investments	(13,268,383)

Net realized and unrealized gains (losses) on investments	(8,606,082)

Net decrease in net assets resulting from operations	$(9,283,418)

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Fundamental Small Cap Growth Fund

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment loss		$(677,336)		$(686,522)
Net realized gains on investments		4,662,301		22,170,499
Net change in unrealized gains (losses) on investments		(13,268,383)		(6,083,970)

Net increase (decrease) in net assets resulting from operations		(9,283,418)		15,400,007

Distributions to shareholders from net investment income and net realized gains
Class A		(5,407,235)		(20,884,975)
Class C		(40,489)		(93,417)
Administrator Class		(5,538)		(53,408)
Institutional Class		(511,148)		(2,160,122)

Total distributions to shareholders		(5,964,410)		(23,191,922)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	172,227	2,351,366	264,201	3,988,191
Class C	29,980	352,632	11,256	157,108
Administrator Class	3,192	48,485	8,969	158,898
Institutional Class	182,070	3,063,503	202,779	3,570,799

		5,815,986		7,874,996

Reinvestment of distributions
Class A	395,603	5,293,176	1,770,518	20,467,178
Class C	3,263	37,357	8,060	81,241
Administrator Class	236	3,704	3,408	45,808
Institutional Class	26,458	430,729	129,330	1,792,511

		5,764,966		22,386,738

Payment for shares redeemed
Class A	(998,017)	(13,561,347)	(1,090,350)	(16,060,877)
Class C	(21,365)	(235,126)	(8,765)	(106,912)
Administrator Class	(2,944)	(46,329)	(13,374)	(189,489)
Institutional Class	(220,852)	(3,703,000)	(230,424)	(3,981,806)

		(17,545,802)		(20,339,084)

Net increase (decrease) in net assets resulting from capital share transactions		(5,964,850)		9,922,650

Total increase (decrease) in net assets		(21,212,678)		2,130,735

Net assets
Beginning of period		96,153,017		94,022,282

End of period		$74,940,339		$96,153,017

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.28	$15.32	$14.08	$12.05	$18.04
Net investment loss	(0.10)[1]	(0.11)[1]	(0.12)[1]	(0.10)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	(1.27)	2.17	2.35	2.51	(2.13)

Total from investment operations	(1.37)	2.06	2.23	2.41	(2.25)
Distributions to shareholders from
Net realized gains	(0.91)	(4.10)	(0.99)	(0.38)	(3.74)
Net asset value, end of period	$11.00	$13.28	$15.32	$14.08	$12.05
Total return[2]	(11.52)%	17.46%	16.08%	20.10%	(12.86)%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.51%	1.52%	1.51%	1.50%
Net expenses	1.23%	1.23%	1.33%	1.33%	1.33%
Net investment loss	(0.74)%	(0.74)%	(0.79)%	(0.77)%	(0.74)%
Supplemental data
Portfolio turnover rate	63%	155%	44%	113%	123%
Net assets, end of period (000s omitted)	$66,472	$86,006	$84,738	$82,734	$84,139

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$11.55	$13.94	$12.99	$11.22	$17.21
Net investment loss	(0.18)[1]	(0.20)[1]	(0.21)[1]	(0.18)[1]	(0.18)[1]
Net realized and unrealized gains (losses) on investments	(1.07)	1.91	2.15	2.33	(2.07)

Total from investment operations	(1.25)	1.71	1.94	2.15	(2.25)
Distributions to shareholders from
Net realized gains	(0.91)	(4.10)	(0.99)	(0.38)	(3.74)
Net asset value, end of period	$9.39	$11.55	$13.94	$12.99	$11.22
Total return[2]	(12.30)%	16.69%	15.17%	19.26%	(13.55)%
Ratios to average net assets (annualized)
Gross expenses	2.26%	2.26%	2.27%	2.26%	2.25%
Net expenses	1.98%	1.98%	2.08%	2.08%	2.08%
Net investment loss	(1.49)%	(1.48)%	(1.54)%	(1.52)%	(1.49)%
Supplemental data
Portfolio turnover rate	63%	155%	44%	113%	123%
Net assets, end of period (000s omitted)	$395	$349	$274	$225	$162

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.43	$17.14	$15.63	$13.29	$19.44
Net investment loss	(0.11)[1]	(0.11)[1]	(0.11)[1]	(0.09)[1]	(0.10)[1]
Net realized and unrealized gains (losses) on investments	(1.50)	2.50	2.61	2.81	(2.31)

Total from investment operations	(1.61)	2.39	2.50	2.72	(2.41)
Distributions to shareholders from
Net realized gains	(0.91)	(4.10)	(0.99)	(0.38)	(3.74)
Net asset value, end of period	$12.91	$15.43	$17.14	$15.63	$13.29
Total return	(11.52)%	17.59%	16.21%	20.56%	(12.76)%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.43%	1.44%	1.43%	1.39%
Net expenses	1.15%	1.15%	1.20%	1.20%	1.20%
Net investment loss	(0.66)%	(0.62)%	(0.66)%	(0.64)%	(0.61)%
Supplemental data
Portfolio turnover rate	63%	155%	44%	113%	123%
Net assets, end of period (000s omitted)	$93	$104	$133	$174	$2,413

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Fundamental Small Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.94	$17.53	$15.94	$13.54	$19.69
Net investment loss	(0.07)[1]	(0.07)[1]	(0.08)[1]	(0.06)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	(1.57)	2.58	2.66	2.84	(2.34)

Total from investment operations	(1.64)	2.51	2.58	2.78	(2.41)
Distributions to shareholders from
Net realized gains	(0.91)	(4.10)	(0.99)	(0.38)	(3.74)
Net asset value, end of period	$13.39	$15.94	$17.53	$15.94	$13.54
Total return	(11.29)%	17.85%	16.40%	20.62%	(12.58)%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.19%	1.18%	1.14%
Net expenses	0.90%	0.90%	0.98%	0.98%	0.98%
Net investment loss	(0.41)%	(0.41)%	(0.44)%	(0.43)%	(0.39)%
Supplemental data
Portfolio turnover rate	63%	155%	44%	113%	123%
Net assets, end of period (000s omitted)	$7,980	$9,695	$8,878	$8,001	$8,980

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Fundamental Small Cap Growth Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Fundamental Small Cap Growth Fund (formerly, Wells Fargo Traditional Small Cap Growth Fund) (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

22  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $76,599,786 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$11,124,603

Gross unrealized losses	(9,122,243)

Net unrealized gains	$2,002,360

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference

Wells Fargo Fundamental Small Cap Growth Fund  |  23

Notes to financial statements

causing such reclassification is due to net operating losses. At March 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(466,425)	$466,425

As of March 31, 2020, the Fund had a qualified late-year ordinary loss of $221,448 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$1,129,543	$0	$0	$1,129,543

Consumer discretionary	3,550,249	740,940	0	4,291,189

Energy	515,294	0	0	515,294

Financials	1,378,087	0	0	1,378,087

Health care	21,320,832	0	0	21,320,832

Industrials	17,999,668	0	0	17,999,668

Information technology	20,682,744	1,633,852	0	22,316,596

Materials	1,235,414	0	0	1,235,414

Real estate	3,045,707	0	0	3,045,707

Short-term investments

Investment companies	5,369,816	0	0	5,369,816

Total assets	$76,227,354	$2,374,792	$0	$78,602,146

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

24  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.850%

Next $500 million	0.825

Next $1 billion	0.800

Next $1 billion	0.775

Next $1 billion	0.750

Next $1 billion	0.730

Next $5 billion	0.720

Over $10 billion	0.710

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A shares, 1.98% for Class C shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Wells Fargo Fundamental Small Cap Growth Fund  |  25

Notes to financial statements

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $1,212 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $ 57,979,678 and $ 68,732,823, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$1,032,972	$(1,032,972)	$0

Barclays Capital Inc.	1,173,587	(1,173,587)	0

BNP Paribas Securities Corp.	349,200	(349,200)	0

Deutsche Bank Securities Inc.	453,679	(453,679)	0

Morgan Stanley & Co. LLC	131,378	(131,378)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

26  |  Wells Fargo Fundamental Small Cap Growth Fund

Notes to financial statements

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$1,713,085	$2,828,951

Long-term capital gain	4,251,325	20,362,971

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$899,734	$2,002,342	$(221,448)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the health care and information technology sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

Wells Fargo Fundamental Small Cap Growth Fund  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Fundamental Small Cap Growth Fund (formerly, Wells Fargo Traditional Small Cap Growth Fund) (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

28  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 2.35% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $4,251,325 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $52,420 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $1,713,085 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.
QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

Wells Fargo Fundamental Small Cap Growth Fund  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Fundamental Small Cap Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Fundamental Small Cap Growth Fund  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

32  |  Wells Fargo Fundamental Small Cap Growth Fund

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.
CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

Wells Fargo Fundamental Small Cap Growth Fund  |  33

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

34  |  Wells Fargo Fundamental Small Cap Growth Fund

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

Wells Fargo Fundamental Small Cap Growth Fund  |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06213 05-20

A247/AR247 03-20

Annual Report

March 31, 2020

Wells Fargo Precious Metals Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Precious Metals Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Precious Metals Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Precious Metals Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Precious Metals Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA®‡

Oleg Makhorine

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (EKWAX)	1-20-1998	-1.86	3.35	-5.32	4.13	4.58	-4.76	1.22	1.09

Class C (EKWCX)	1-29-1998	2.31	3.80	-5.47	3.31	3.80	-5.47	1.97	1.84

Administrator Class (EKWDX)[4]	7-30-2010	–	–	–	4.24	4.72	-4.62	1.14	0.95

Institutional Class (EKWYX)	2-29-2000	–	–	–	4.43	4.88	-4.46	0.89	0.79

FTSE Gold Mines Index[5]	–	–	–	–	12.06	8.49	-4.82	–	–

S&P 500 Index[6]	–	–	–	–	-6.98	6.73	10.53	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, much as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic risk, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Precious Metals Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Precious Metals Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.09% for Class A, 1.84% for Class C, 0.95% for Administrator Class, and 0.79% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[5]

FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Precious Metals Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the FTSE Gold Mines Index, for the 12-month period that ended March 31, 2020.

∎

The Fund’s overweights to Fresnillo plc* and Torex Gold Resources Incorporated detracted from results during the period. Underweights to AngloGold Ashanti Limited, Barrick Gold Corporation, and Newmont Goldcorp Corporation also detracted from results.

∎

The Fund’s positions in Continental Gold Incorporated* and Franco-Nevada Corporation aided results, as did its overweight to Detour Gold Corporation*. An underweight to Newcrest Mining Limited also helped results.

∎	The price of gold rose more than 20% during the 12-month period, and the share prices of precious metals stocks underperformed the gold price.

Gold prices rose during the reporting period.

The price of gold rose 14% during the first two quarters of the reporting period. Slowing global growth and declining inflation brought on by the U.S.-China trade war caused the U.S. Federal Reserve (Fed) to lower interest rates twice during the first half of the period. As a result, bond yields fell and the gold price rose. During the second half of the period, gold prices rose more than 7%. The gold price was propelled higher during the fall and winter months by a weakening global economy made worse by the coronavirus pandemic. The economic weakness caused stock and commodity markets along with bond yields to drop.

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs rose during the first half of the period, boosting the price of gold. During the second half of the period, gold-backed ETF purchases accelerated as growing economic uncertainty caused the stock market and bond yields to fall and physical demand for gold to rise.

Ten largest holdings (%) as of March 31, 2020[8]

Newmont Goldcorp Corporation	11.07

Barrick Gold Corporation	11.01

Kirkland Lake Gold Limited	6.90

Wheaton Precious Metals Corporation - U.S. Exchange Traded Shares	5.01

Franco-Nevada Corporation - Legend Shares	4.76

Kinross Gold Corporation	4.68

Gold Bullion	4.41

Northern Star Resources Limited	4.12

Newcrest Mining Limited	4.01

B2Gold Corporation	3.97

Gold-mining stocks trailed the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. However, this was not the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best.

Two of the Fund’s most noteworthy detractors were Fresnillo and Torex Gold. Fresnillo declined after the firm lowered its earnings guidance for the second time during the period. Torex dropped on news that operating costs at its El Limon Mine in Mexico would be higher than expected in 2020. The Fund’s underweights to Barrick Gold and Newmont Goldcorp also detracted from performance. Newmont Goldcorp outperformed on news that its acquisition of Goldcorp Incorporated would be more accretive to cash flow than earlier forecasts.

Detour Gold’s share price almost doubled during the period. The company benefited from successfully implementing a new operating plan at its Detour Lake Mine and its subsequent takeover by Kirkland Lake Gold Limited. Continental Gold was one of the Fund’s best contributors, as it was the subject of a takeover offer from Zijin Mining Group Company Limited. Franco-Nevada was another key contributor, rising on news that the commissioning of the Cobre Panama Mine was ahead of schedule, benefiting its investment in the asset.

Please see footnotes on page 7.

8  |  Wells Fargo Precious Metals Fund

Performance highlights (unaudited)

Country allocation as of March 31, 2020[9]

Our outlook for precious metals companies is positive.

The emergence of the coronavirus pandemic early in 2020 has created a level of uncertainty unknown to most if not all market participants. The portfolio managers think that precious metals stocks are less exposed to the economic effects of the virus than many segments of the economy and stock market. While isolated mine shutdowns are a near-term headwind for the sector, we believe the impact should largely be confined to the second quarter of 2020. We believe that the Fed’s quantitative easing program combined with the large-scale government stimulus should benefit gold prices and gold stocks. Given the higher gold price and strong profit margins, the industry should remain solidly profitable even in an environment of contracting economic conditions.

Please see footnotes on page 7.

Wells Fargo Precious Metals Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Consolidated expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$875.86	$5.11	1.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.50	1.09%

Class C

Actual	$1,000.00	$872.53	$8.61	1.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.80	$9.27	1.84%

Administrator Class

Actual	$1,000.00	$876.52	$4.46	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

Institutional Class

Actual	$1,000.00	$877.30	$3.71	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	$3.99	0.79%

[1]

Consolidated expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Precious Metals Fund

Consolidated portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 92.10%

Australia: 11.49%
Evolution Mining Limited (Materials, Metals & Mining)	2,700,000	$6,310,270
Newcrest Mining Limited (Materials, Metals & Mining)	802,294	11,017,680
Northern Star Resources Limited (Materials, Metals & Mining)	1,747,222	11,318,481
Saracen Mineral Holdings Limited (Materials, Metals & Mining) †	1,300,000	2,923,311

		31,569,742

Canada: 59.51%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	148,164	5,895,446
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,392,650
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	125,370	5,004,822
Alacer Gold Corporation (Materials, Metals & Mining) †	1,300,000	4,193,846
Alamos Gold Incorporated Class A (Materials, Metals & Mining)	1,313,980	6,601,179
B2Gold Corporation (Materials, Metals & Mining)	3,600,000	10,897,463
Barrick Gold Corporation (Materials, Metals & Mining)	1,651,723	30,259,565
Centerra Gold Incorporated (Materials, Metals & Mining) †	250,000	1,486,890
Centerra Gold Incorporated-Legend Shares (Materials, Metals & Mining) 144A	250,000	1,486,890
Endeavour Mining Corporation (Materials, Metals & Mining) †	375,000	5,332,019
Franco-Nevada Corporation (Materials, Metals & Mining)	10,000	999,147
Franco-Nevada Corporation-Legend Shares (Materials, Metals & Mining) 144A	130,948	13,083,634
Kinross Gold Corporation (Materials, Metals & Mining) †	3,200,553	12,849,516
Kirkland Lake Gold Limited (Materials, Metals & Mining)	644,094	18,970,864
Lundin Gold Incorporated (Materials, Metals & Mining) †	500,000	2,781,923
MAG Silver Corporation (Materials, Metals & Mining) †	670,000	5,170,326
MAG Silver Corporation-Legend Shares (Materials, Metals & Mining)	100,000	771,690
Orla Mining Limited (Materials, Metals & Mining) †	400,000	568,464
Pan American Silver Corporation (Materials, Metals & Mining)	350,000	5,015,500
SilverCrest Metals Inc Common Stock (Materials, Metals & Mining) †	300,000	1,571,094
SSR Mining Incorporated (Materials, Metals & Mining) †	475,000	5,405,500
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	200,000	1,937,043
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) 144A	185,000	1,791,764
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining)	266,250	2,578,688
Wheaton Precious Metals Corporation (Materials, Metals & Mining)	12,950	356,394
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	500,000	13,765,000
Yamana Gold Incorporated (Materials, Metals & Mining)	1,200,000	3,334,044

		163,501,361

South Africa: 5.32%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	450,591	7,493,327
Gold Fields Limited ADR (Materials, Metals & Mining)	1,500,000	7,125,000

		14,618,327

United States: 15.78%
Newmont Goldcorp Corporation (Materials, Metals & Mining)	671,802	30,419,195
Newmont Goldcorp Corporation - Toronto Exchange Traded Shares (Materials, Metals & Mining)	131,348	5,876,267
Royal Gold Incorporated (Materials, Metals & Mining)	80,436	7,055,042

		43,350,504

Total Common Stocks (Cost $184,996,153)		253,039,934

	Troy ounces
Commodities: 4.41%
Gold Bullion **	4,248	12,127,254

Total Commodities (Cost $4,532,552)		12,127,254

The accompanying notes are an integral part of these financial statements.

Wells Fargo Precious Metals Fund  |  11

Consolidated portfolio of investments—March 31, 2020

	Yield	Shares	Value
Short-Term Investments: 3.11%

Investment Companies: 3.11%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35%	8,534,060	$8,534,060

Total Short-Term Investments (Cost $8,534,060)			8,534,060

Total investments in securities (Cost $198,062,765)	99.62%	273,701,248

Other assets and liabilities, net	0.38	1,053,248

Total net assets	100.00%	$274,754,496

†	Non-income-earning security
144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
**	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	3,331,397	108,041,459	(102,838,796)	8,534,060	$0	$0	$85,426	$8,534,060	3.11%

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Precious Metals Fund

Consolidated statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $184,996,153)	$253,039,934
Investments in commodities, at value (cost $4,532,552)	12,127,254
Investments in affiliated securities, at value (cost $8,534,060)	8,534,060
Cash	13,174
Foreign currency, at value (cost $546,565)	545,447
Receivable for Fund shares sold	1,227,453
Receivable for dividends	308,640
Prepaid expenses and other assets	42,258

Total assets	275,838,220

Liabilities
Payable for Fund shares redeemed	645,559
Management fee payable	138,098
Administration fees payable	44,720
Distribution fee payable	8,109
Trustees’ fees and expenses payable	3,845
Accrued expenses and other liabilities	243,393

Total liabilities	1,083,724

Total net assets	$274,754,496

Net assets consist of
Paid-in capital	$378,499,837
Total distributable loss	(103,745,341)

Total net assets	$274,754,496

Computation of net asset value and offering price per share
Net assets – Class A	$147,019,956
Shares outstanding – Class A1	4,164,627
Net asset value per share – Class A	$35.30
Maximum offering price per share – Class A2	$37.45
Net assets – Class C	$11,834,085
Shares outstanding – Class C1	383,296
Net asset value per share – Class C	$30.87
Net assets – Administrator Class	$7,993,851
Shares outstanding – Administrator Class[1]	224,142
Net asset value per share – Administrator Class	$35.66
Net assets – Institutional Class	$107,906,604
Shares outstanding – Institutional Class[1]	3,000,847
Net asset value per share – Institutional Class	$35.96

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Precious Metals Fund  |  13

Consolidated statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $226,743)	$3,089,899
Income from affiliated securities	85,426

Total investment income	3,175,325

Expenses
Management fee	2,042,319
Administration fees
Class A	369,557
Class C	31,875
Administrator Class	11,842
Institutional Class	148,116
Shareholder servicing fees
Class A	439,948
Class C	37,947
Administrator Class	22,773
Distribution fee
Class C	113,728
Custody and accounting fees	42,395
Professional fees	58,287
Registration fees	75,545
Shareholder report expenses	65,302
Trustees’ fees and expenses	20,771
Transfer agent fees	9,967
Other fees and expenses	20,491

Total expenses	3,510,863
Less: Fee waivers and/or expense reimbursements
Fund-level	(257,353)
Class A	(61,361)
Class C	(4,497)
Administrator Class	(8,218)

Net expenses	3,179,434

Net investment loss	(4,109)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	18,416,695
Commodities	1,334,863

Net realized gains on investments	19,751,558

Net change in unrealized gains (losses) on
Unaffiliated securities	(12,525,393)
Commodities	844,177

Net change in unrealized gains (losses) on investments	(11,681,216)

Net realized and unrealized gains (losses) on investments	8,070,342

Net increase in net assets resulting from operations	$8,066,233

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Precious Metals Fund

Consolidated statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment loss		$(4,109)		$(214,605)
Net realized gains (losses) on investments		19,751,558		(7,313,853)
Net change in unrealized gains (losses) on investments		(11,681,216)		14,726,301

Net increase in net assets resulting from operations		8,066,233		7,197,843

Distributions to shareholder from net investment income and net realized gains
Class A		(201,509)		0
Administrator Class		(21,782)		0
Institutional Class		(467,271)		0

Total distributions to shareholders		(690,562)		0

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,235,822	50,200,605	1,198,292	37,973,472
Class C	74,680	2,659,850	42,566	1,175,460
Administrator Class	38,004	1,577,864	22,524	739,042
Institutional Class	1,902,844	79,061,772	1,646,466	53,786,635

		133,500,091		93,674,609

Reinvestment of distributions
Class A	4,658	188,894	0	0
Administrator Class	518	21,226	0	0
Institutional Class	8,995	371,239	0	0

		581,359		0

Payment for shares redeemed
Class A	(1,873,744)	(73,583,351)	(1,822,759)	(56,867,045)
Class C	(190,365)	(6,607,315)	(678,903)	(19,431,951)
Administrator Class	(50,212)	(1,989,528)	(63,191)	(2,054,168)
Institutional Class	(1,671,738)	(65,806,860)	(1,367,558)	(43,913,813)

		(147,987,054)		(122,266,977)

Net decrease in net assets resulting from capital share transactions		(13,905,604)		(28,592,368)

Total decrease in net assets		(6,529,933)		(21,394,525)

Net assets
Beginning of period		281,284,429		302,678,954

End of period		$274,754,496		$281,284,429

The accompanying notes are an integral part of these financial statements.

Wells Fargo Precious Metals Fund  |  15

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$33.94	$32.80	$35.99	$32.73	$28.99
Net investment loss	(0.03)[1]	(0.03)[1]	(0.11)[1]	(0.22)[1]	(0.05)
Net realized and unrealized gains (losses) on investments	1.44	1.17	(2.60)	3.85	3.79

Total from investment operations	1.41	1.14	(2.71)	3.63	3.74
Distributions to shareholder from net investment income	(0.05)	0.00	(0.48)	(0.37)	0.00
Net asset value, end of period	$35.30	$33.94	$32.80	$35.99	$32.73
Total return[2]	4.13%	3.48%	(7.56)%	11.24%	12.90%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.22%	1.21%	1.20%	1.23%
Net expenses	1.09%	1.09%	1.04%	1.09%	1.10%
Net investment loss	(0.08)%	(0.11)%	(0.32)%	(0.57)%	(0.24)%
Supplemental data
Portfolio turnover rate[3]	25%	19%	27%	21%	18%
Net assets, end of period (000s omitted)	$147,020	$162,860	$177,859	$242,423	$236,310

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$29.88	$29.09	$32.07	$29.10	$25.97
Net investment loss	(0.29)[1]	(0.24)[1]	(0.33)[1]	(0.46)[1]	(0.24)[1]
Net realized and unrealized gains (losses) on investments	1.28	1.03	(2.30)	3.49	3.37

Total from investment operations	0.99	0.79	(2.63)	3.03	3.13
Distributions to shareholder from net investment income	0.00	0.00	(0.35)	(0.06)	0.00
Net asset value, end of period	$30.87	$29.88	$29.09	$32.07	$29.10
Total return[2]	3.31%	2.72%	(8.24)%	10.42%	12.05%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.97%	1.96%	1.95%	1.99%
Net expenses	1.84%	1.84%	1.79%	1.84%	1.85%
Net investment loss	(0.83)%	(0.88)%	(1.07)%	(1.32)%	(0.99)%
Supplemental data
Portfolio turnover rate[3]	25%	19%	27%	21%	18%
Net assets, end of period (000s omitted)	$11,834	$14,908	$33,022	$48,710	$52,648

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Precious Metals Fund  |  17

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.29	$33.09	$36.27	$32.98	$29.17
Net investment income (loss)	0.02 [1]	0.01 [1]	(0.09)[1]	(0.17)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	1.45	1.19	(2.59)	3.87	3.84

Total from investment operations	1.47	1.20	(2.68)	3.70	3.81
Distributions to shareholder from net investment income	(0.10)	0.00	(0.50)	(0.41)	0.00
Net asset value, end of period	$35.66	$34.29	$33.09	$36.27	$32.98
Total return	4.24%	3.63%	(7.40)%	11.37%	13.06%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.14%	1.15%	1.12%	1.13%
Net expenses	0.95%	0.95%	0.91%	0.95%	0.96%
Net investment income (loss)	0.06%	0.04%	(0.25)%	(0.44)%	(0.10)%
Supplemental data
Portfolio turnover rate[2]	25%	19%	27%	21%	18%
Net assets, end of period (000s omitted)	$7,994	$8,086	$9,148	$15,325	$16,114

[1]	Calculated based upon average shares outstanding

[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Precious Metals Fund

Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$34.57	$33.30	$36.47	$33.21	$29.33
Net investment income (loss)	0.09 [1]	0.04	0.02	(0.09)[1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	1.46	1.23	(2.67)	3.85	3.86

Total from investment operations	1.55	1.27	(2.65)	3.76	3.88
Distributions to shareholders from net investment income	(0.16)	0.00	(0.52)	(0.50)	0.00
Net asset value, end of period	$35.96	$34.57	$33.30	$36.47	$33.21
Total return	4.43%	3.81%	(7.27)%	11.49%	13.23%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.89%	0.88%	0.88%	0.88%
Net expenses	0.79%	0.79%	0.73%	0.79%	0.80%
Net investment income (loss)	0.22%	0.21%	0.01%	(0.24)%	0.06%
Supplemental data
Portfolio turnover rate[2]	25%	19%	27%	21%	18%
Net assets, end of period (000s omitted)	$107,907	$95,431	$82,650	$89,680	$60,156

[1]	Calculated based upon average shares outstanding

[2]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Precious Metals Fund  |  19

Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly-owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2020, the Subsidiary held $12,127,254 in gold bullion representing 100.35% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2020, the Fund held $12,085,293 in the Subsidiary, representing 4.40% of the Fund’s net assets prior to consolidation.

The consolidated financial statements of the Fund include the financial results of the Subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in commodities are valued at their last traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

20  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions and commodities are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $206,241,921 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$78,646,977

Gross unrealized losses	(11,187,650)

Net unrealized gains	$67,459,327

As of March 31, 2020, the Fund had capital loss carryforwards which consist of $29,600,089 in short-term capital losses and $143,020,683 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Precious Metals Fund  |  21

Notes to consolidated financial statements

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$0	$31,569,742	$0	$31,569,742

Canada	142,396,045	21,105,316	0	163,501,361

South Africa	14,618,327	0	0	14,618,327

United States	43,350,504	0	0	43,350,504

Commodities	12,127,254	0	0	12,127,254

Short-term investments

Investment companies	8,534,060	0	0	8,534,060

Total assets	$221,026,190	$52,675,058	$0	$273,701,248

Additional sector, industry or geographic detail is included in the Consolidated Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $1 billion	0.550

Next $2 billion	0.525

Next $1 billion	0.500

Next $5 billion	0.490

Over $10 billion	0.480

22  |  Wells Fargo Precious Metals Fund

Notes to consolidated financial statements

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $12,465 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Wells Fargo Precious Metals Fund  |  23

Notes to consolidated financial statements

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $74,843,220 and $91,949,997, respectively. These amounts include purchase and sales transactions of the Subsidiary.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended March 31, 2020 was $690,562 of ordinary income. For the year ended March 31, 2019, the Fund did not pay any distributions to shareholders.

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$1,437,786	$67,447,584	$(172,620,772)

9. CONCENTRATION RISKS

Concentration risks result from exposure to a limited number of sectors or geographic regions. As of the end of the period, the Fund concentrated its portfolio in investments related to precious metals and minerals with a geographic emphasis in Canada. A fund that invests a substantial portion of its assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

24  |  Wells Fargo Precious Metals Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Wells Fargo Precious Metals Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of March 31, 2020, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Precious Metals Fund   |  25

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 61.55% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $690,562 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $15,952 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2020. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

26  |  Wells Fargo Precious Metals Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Precious Metals Fund   |  27

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

28  |  Wells Fargo Precious Metals Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Precious Metals Fund   |  29

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

30  |  Wells Fargo Precious Metals Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Precious Metals Fund   |  31

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

32  |  Wells Fargo Precious Metals Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06214 05-20

A316/AR316 03-20

Annual Report

March 31, 2020

Wells Fargo

Specialized Technology Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Specialized Technology Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Specialized Technology Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Specialized Technology Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Specialized Technology Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA®‡

Walter C. Price, Jr., CFA®‡

Michael A. Seidenberg

Average annual total returns (%) as of March 31, 2020

		Including sales charge			Excluding sales charge				Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[2]

Class A (WFSTX)	9-18-2000	-6.96	13.03	14.35	-1.31		14.38	15.02	1.41	1.39

Class C (WFTCX)	9-18-2000	-3.15	13.52	14.16	-2.15		13.52	14.16	2.16	2.14

Administrator Class (WFTDX)[3]	7-30-2010	–	–	–	-1.36	*	14.48	15.18	1.33	1.29

Institutional Class (WFTIX)[4]	10-31-2016	–	–	–	-1.05		14.66	15.27	1.08	1.04

S&P North American Technology Index[5]	–	–	–	–	3.77		16.76	15.69	–	–

S&P 500 Index[6]	–	–	–	–	-6.98		6.73	10.53	–	–

*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Specialized Technology Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.38% for Class A, 2.13% for Class C, 1.28% for Administrator Class, and 1.03% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns for the Administrator Class shares would be higher.

[4]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[5]	The S&P North American Technology Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

**	This security was no longer held at the end of the reporting period.

Wells Fargo Specialized Technology Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P North American Technology Index, for the 12-month period that ended March 31, 2020.

∎	The primary drivers for the Fund’s relative performance included our underweights to large benchmark positions and our exposure to companies that were hurt by slower demand for technology hardware.

∎	The Fund’s overweights to some high-growth software companies providing services such as cloud, communications, and cyber security contributed to relative returns.

Information technology continues to be a rich source of investment returns.

Information technology (IT) companies continued to demonstrate strong earnings growth and delivered stronger stock returns relative to the broad market. The period included sharp market rotations in the second half of 2019 and much higher market volatility amid the coronavirus crisis in early 2020. While there is elevated economic uncertainty ahead, businesses and consumers continue to turn to innovative technologies to improve productivity and reduce costs.

We believe one of the most attractive qualities of the IT sector is the regular emergence of new and disruptive trends. Many of these new technologies could expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal continues to be to identify these major trends ahead of the crowd and invest in the emerging leaders.

Over the 12-month period, we increased our exposure to select software companies that provide cloud services, cyber security solutions, remote work access services, etc. We also added to some semiconductor companies positioned to benefit from increased demand for PC and data center servers. Conversely, we reduced exposure to some companies where we expect negative earnings surprises, including companies with exposure to advertising and retail spending. We also reduced exposure to some semiconductor/hardware stocks with significant supply chain disruptions.

Over the course of the year, as we saw higher volatility and a rapidly changing economic landscape, we repositioned some holdings and reallocated proceeds to areas we believe had more attractive risk/reward characteristics. The largest contributors to the Fund’s realized gains included stocks that have been significant outperformers in recent years, including Google, Square, and ServiceNow. We continue to hold positions in these stocks, but in our view, the near-term risks associated with the economic changes warranted smaller exposure.

Our underweight to Apple Incorporated was a key detractor.

Our underweight position in Apple Incorporated, one of the largest holdings in the benchmark, was a top detractor from relative performance. The company’s strength was driven by better-than-expected growth in its services business segment. Higher-than-expected profitability supported a robust return of capital via a cash dividend and stock repurchases. While the iPhone product cycle remains uncertain, the consistent growth in the services segment is helping the company reaccelerate revenue growth. The Fund’s weighting in Apple continues to be significantly below that of the benchmark.

Twilio Incorporated was also a top detractor. The company provides a cloud-based platform that enables developers to build, scale, and operate real-time communications. At the end of October, Twilio reported strong core growth metrics, but a customer billing error caused the company to reset its revenue projections lower for the rest of the year. While the revision is disappointing, we believe the company is extending its lead in the communications platform-as-a-service market driven by differentiated solutions and strong developer relationships.

Other top detractors from relative returns included overweights to DXC Technology Company and NetApp, Incorporated, and an underweight to Microsoft Corporation.

Overweights to RingCentral, Incorporated, and Okta, Incorporated, were the largest contributors.

RingCentral provides cloud-based unified communications services that connect multiple users over multiple devices. The company’s solution replaces legacy business communication systems and offers advantages such as minimal upfront investment, rapid deployment, increased functionality, and ease of management. RingCentral has the largest scale among its cloud-based competitors, and we believe it is well positioned to achieve attractive growth in the mobile workforce era.

Okta has a compelling opportunity to disrupt the large market for identity and access management. With many applications and over 5,000 customers, Okta is beginning to see a network effect developing. We maintain our positive view of the company given its growing market opportunity, strong execution, and new product launches.

Other top contributors to relative returns included overweights to Advanced Micro Devices, Incorporated, and Atlassian Corporation PLC, as well as an underweight to Cisco Systems, Incorporated**.

Please see footnotes on page 7.

8  |  Wells Fargo Specialized Technology Fund

Performance highlights (unaudited)

We retain an optimistic outlook for the IT sector and for the Fund.

In our view, the IT sector continues to benefit from strong tailwinds, which should continue to drive attractive long-term appreciation. There is no question in our minds that the present events around the coronavirus crisis will spur the use of technology and change how we work in the future. Although it is too soon to predict the ultimate economic impact of the coronavirus outbreak, we do believe some industries within the technology sector are negatively affected while others likely will benefit. Companies exposed to travel, live events, off-line retail, and autos have seen a large negative impact on revenue and earnings. Additionally, supply chain disruptions have exposed vulnerabilities with having one geographic center for production, and we expect to see increased investment in diversification of production after this crisis.

In many cases, existing trends have been turbocharged. These include trends associated with the digital transformation, such as cloud, software as a service, artificial intelligence, cyber security, and automation. As companies adjust budgets due to supply and/or demand disruptions and reevaluate longer-term operational infrastructure, the need to reduce costs and improve efficiency should accelerate the move to less expensive, more productive solutions. We believe the global digital transformation will continue to progress due to numerous cost and productivity benefits relative to traditional technologies.

Ten largest holdings (%) as of March 31, 2020[8]

Amazon.com Incorporated	9.41

Microsoft Corporation	8.30

Apple Incorporated	4.85

RingCentral Incorporated Class A	4.66

Paycom Software Incorporated	4.02

Atlassian Corporation plc Class A	3.44

Okta Incorporated	3.29

NVIDIA Corporation	3.00

Crowdstrike Holdings Incorporated Class A	2.79

Zscaler Incorporated	2.40

Industry distribution as of March 31, 2020[9]

Please see footnotes on page 7.

Wells Fargo Specialized Technology Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,015.84	$6.80	1.35%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.81	1.35%

Class C

Actual	$1,000.00	$1,011.57	$10.71	2.13%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.35	$10.73	2.13%

Administrator Class

Actual	$1,000.00	$1,015.45	$6.45	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.46	1.28%

Institutional Class

Actual	$1,000.00	$1,016.94	$5.19	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 92.25%

Communication Services: 9.29%

Entertainment: 6.44%
Activision Blizzard Incorporated	66,030	$3,927,464
Electronic Arts Incorporated †	12,700	1,272,159
NetEase Incorporated ADR	10,740	3,447,110
Netflix Incorporated †	23,205	8,713,478
Take-Two Interactive Software Incorporated †	53,325	6,324,878
Zynga Incorporated Class A †	431,260	2,954,131

		26,639,220

Interactive Media & Services: 2.85%
Alphabet Incorporated Class C †	6,320	7,348,959
Facebook Incorporated Class A †	12,505	2,085,834
Tencent Holdings Limited ADR	47,510	2,332,266

		11,767,059

Consumer Discretionary: 12.30%

Automobiles: 0.48%
Tesla Motors Incorporated †	3,800	1,991,200

Diversified Consumer Services: 0.53%
TAL Education Group ADR †	41,290	2,199,105

Internet & Direct Marketing Retail: 11.29%
Alibaba Group Holding Limited ADR †	17,305	3,365,476
Amazon.com Incorporated †	19,945	38,887,165
GrubHub Incorporated †	2,905	118,321
JD.com Incorporated ADR †	105,295	4,264,448

		46,635,410

Health Care: 1.06%

Health Care Technology: 1.06%
Veeva Systems Incorporated Class A †	27,980	4,375,233

Industrials: 0.11%

Electrical Equipment: 0.11%
Bloom Energy Corporation Class A †«	85,375	446,511

Information Technology: 69.27%

Communications Equipment: 0.28%
Telefonaktiebolaget LM Ericsson ADR	101,425	820,528
Viavi Solutions Incorporated †	30,475	341,625

		1,162,153

Electronic Equipment, Instruments & Components: 0.56%
Cognex Corporation	19,540	824,979
Flex Limited †	83,590	700,066
IPG Photonics Corporation †	3,640	401,419
Samsung SDI Company Limited	2,070	403,009

		2,329,473

The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  11

Portfolio of investments—March 31, 2020

	Shares	Value

IT Services: 13.06%
Akamai Technologies Incorporated †	45,170	$4,132,603
DXC Technology Company	40,585	529,634
EPAM Systems Incorporated †	11,170	2,073,822
Fidelity National Information Services Incorporated	37,636	4,578,043
Fiserv Incorporated †	57,815	5,491,847
Global Payments Incorporated	25,544	3,684,211
MasterCard Incorporated Class A	4,320	1,043,539
MongoDB Incorporated †	69,385	9,473,828
Okta Incorporated †	111,260	13,602,648
PayPal Holdings Incorporated †	15,385	1,472,960
Shopify Incorporated Class A †	1,345	560,771
Square Incorporated Class A †	17,785	931,578
Twilio Incorporated Class A †	50,770	4,543,407
Visa Incorporated Class A	11,555	1,861,742

		53,980,633

Semiconductors & Semiconductor Equipment: 13.40%
Advanced Micro Devices Incorporated †	212,930	9,684,056
ASML Holding NV	10,020	2,621,633
Cree Incorporated †	35,035	1,242,341
Intel Corporation	30,945	1,674,743
KLA-Tencor Corporation	5,900	848,066
Lam Research Corporation	34,305	8,233,200
Micron Technology Incorporated †	234,260	9,852,976
NVIDIA Corporation	46,975	12,382,610
QUALCOMM Incorporated	25,680	1,737,252
STMicroelectronics NV NY Shares	133,065	2,843,599
Taiwan Semiconductor Manufacturing Company Limited ADR	72,915	3,484,608
Teradyne Incorporated	14,705	796,570

		55,401,654

Software: 33.87%
Alteryx Incorporated Class A †	98,705	9,393,755
Atlassian Corporation plc Class A †	103,655	14,227,685
Autodesk Incorporated †	10,330	1,612,513
Citrix Systems Incorporated	7,070	1,000,759
Coupa Software Incorporated †	8,430	1,177,924
Crowdstrike Holdings Incorporated Class A †	207,315	11,543,299
Datadog Incorporated Class A †	655	23,567
DocuSign Incorporated †	14,515	1,341,186
Dynatrace Incorporated †	5,195	123,849
Fortinet Incorporated †	55,515	5,616,453
Microsoft Corporation	217,600	34,317,694
Paycom Software Incorporated †	82,320	16,629,463
Proofpoint Incorporated †	22,030	2,260,058
RingCentral Incorporated Class A †	90,815	19,244,607
Slack Technologies Incorporated Class A †	141,880	3,808,059
Smartsheet Incorporated Class A †	19,090	792,426
Splunk Incorporated †	38,890	4,909,085
Workday Incorporated Class A †	7,780	1,013,112
Zendesk Incorporated †	16,435	1,052,004
Zscaler Incorporated †	163,245	9,935,091

		140,022,589

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Specialized Technology Fund

Portfolio of investments—March 31, 2020

		Shares	Value

Technology Hardware, Storage & Peripherals: 8.10%
Apple Incorporated		78,895	$20,062,210
NetApp Incorporated		43,000	1,792,670
Pure Storage Incorporated Class A †		214,375	2,636,813
Samsung Electronics Company Limited		230,633	8,967,354

			33,459,047

Real Estate: 0.22%

Equity REITs: 0.22%
Equinix Incorporated		1,445	902,504

Total Common Stocks (Cost $277,512,401)			381,311,791

Exchange-Traded Funds: 0.96%
VanEck Vectors Semiconductor ETF		34,003	3,983,111

Total Exchange-Traded Funds (Cost $3,524,999)			3,983,111

	Yield

Short-Term Investments: 4.52%

Investment Companies: 4.52%
Securities Lending Cash Investments LLC (l)(r)(u)	2.11%	53,589	53,595
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35	18,610,094	18,610,094

Total Short-Term Investments (Cost $18,663,683)			18,663,689

Total investments in securities (Cost $299,701,083)	97.73%	403,958,591

Other assets and liabilities, net	2.27	9,402,647

Total net assets	100.00%	$413,361,238

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	20,473,818	295,611,253	(316,031,482)	53,589	$2,907	$6	$356,061	#	$53,595
Wells Fargo Government Money Market Fund Select Class	18,717,955	270,190,090	(270,297,951)	18,610,094	0	0	444,098		18,610,094

					$2,907	$6	$800,159		$18,663,689	4.52%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  13

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities (including $49,685 of securities loaned), at value (cost $281,037,400)	$385,294,902
Investments in affiliated securities, at value (cost $18,663,683)	18,663,689
Receivable for investments sold	9,762,150
Receivable for Fund shares sold	273,313
Receivable for dividends	149,461
Receivable for securities lending income, net	6,573
Prepaid expenses and other assets	18,009

Total assets	414,168,097

Liabilities
Payable upon receipt of securities loaned	50,625
Payable for Fund shares redeemed	197,865
Management fee payable	305,836
Administration fees payable	70,870
Distribution fee payable	5,472
Shareholder servicing fees payable	79,014
Trustees’ fees and expenses payable	3,781
Accrued expenses and other liabilities	93,396

Total liabilities	806,859

Total net assets	$413,361,238

Net assets consist of
Paid-in capital	$240,773,895
Total distributable earnings	172,587,343

Total net assets	$413,361,238

Computation of net asset value and offering price per share
Net assets – Class A	$344,949,077
Shares outstanding – Class A1	28,564,164
Net asset value per share – Class A	$12.08
Maximum offering price per share – Class A2	$12.82
Net assets – Class C	$8,035,259
Shares outstanding – Class C1	913,219
Net asset value per share – Class C	$8.80
Net assets – Administrator Class	$11,872,898
Shares outstanding – Administrator Class [1]	957,854
Net asset value per share – Administrator Class	$12.40
Net assets – Institutional Class	$48,504,004
Shares outstanding – Institutional Class[1]	3,876,935
Net asset value per share – Institutional Class	$12.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Specialized Technology Fund

Statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $43,819)	$2,128,383
Income from affiliated securities	563,754

Total investment income	2,692,137

Expenses
Management fee	4,215,502
Administration fees
Class A	826,549
Class C	21,798
Administrator Class	23,602
Institutional Class	73,997
Shareholder servicing fees
Class A	983,987
Class C	25,949
Administrator Class	45,389
Distribution fee
Class C	77,817
Custody and accounting fees	46,738
Professional fees	41,215
Registration fees	75,673
Shareholder report expenses	58,925
Trustees’ fees and expenses	20,666
Other fees and expenses	18,045

Total expenses	6,555,852
Less: Fee waivers and/or expense reimbursements
Fund-level	(65,851)
Class A	(60,084)
Administrator Class	(3,724)
Institutional Class	(11,818)

Net expenses	6,414,375

Net investment loss	(3,722,238)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	74,059,757
Affiliated securities	2,907

Net realized gains on investments	74,062,664

Net change in unrealized gains (losses) on
Unaffiliated securities	(74,517,001)
Affiliated securities	6

Net change in unrealized gains (losses) on investments	(74,516,995)

Net realized and unrealized gains (losses) on investments	(454,331)

Net decrease in net assets resulting from operations	$(4,176,569)

The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  15

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment loss		$(3,722,238)		$(3,499,634)
Net realized gains on investments		74,062,664		35,766,720
Net change in unrealized gains (losses) on investments		(74,516,995)		32,208,814

Net increase (decrease) in net assets resulting from operations		(4,176,569)		64,475,900

Distributions to shareholders from net investment income and net realized gains
Class A		(31,171,888)		(67,273,231)
Class C		(1,047,506)		(3,624,112)
Administrator Class		(1,113,358)		(4,975,885)
Institutional Class		(4,318,998)		(7,475,902)

Total distributions to shareholders		(37,651,750)		(83,349,130)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,724,961	23,395,221	4,113,717	60,597,284
Class C	171,525	1,707,541	268,796	3,062,171
Administrator Class	266,990	3,760,903	1,538,764	23,150,690
Institutional Class	1,773,569	24,663,966	2,894,403	42,700,368

		53,527,631		129,510,513

Reinvestment of distributions
Class A	2,378,590	30,303,237	5,657,801	65,404,176
Class C	107,421	999,020	398,400	3,489,984
Administrator Class	84,495	1,104,349	419,248	4,955,513
Institutional Class	323,832	4,268,105	620,076	7,372,701

		36,674,711		81,222,374

Payment for shares redeemed
Class A	(5,688,194)	(76,162,836)	(4,727,403)	(66,144,891)
Class C	(517,350)	(5,055,114)	(914,962)	(9,401,210)
Administrator Class	(1,040,848)	(14,045,822)	(1,645,125)	(21,244,618)
Institutional Class	(1,951,266)	(27,057,139)	(1,697,391)	(23,893,325)

		(122,320,911)		(120,684,044)

Net increase (decrease) in net assets resulting from capital share transactions		(32,118,569)		90,048,843

Total increase (decrease) in net assets		(73,946,888)		71,175,613

Net assets
Beginning of period		487,308,126		416,132,513

End of period		$413,361,238		$487,308,126

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Specialized Technology Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.33	$14.08	$10.95	$9.39	$10.74
Net investment loss	(0.11)	(0.11)	(0.10)[1]	(0.03)[1]	(0.06)
Net realized and unrealized gains (losses) on investments	(0.01)	2.06	4.20	2.17	0.02

Total from investment operations	(0.12)	1.95	4.10	2.14	(0.04)
Distributions to shareholders from
Net realized gains	(1.13)	(2.70)	(0.97)	(0.58)	(1.31)
Net asset value, end of period	$12.08	$13.33	$14.08	$10.95	$9.39
Total return[2]	(1.31)%	16.80%	38.41%	23.55%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.40%	1.41%	1.44%	1.45%
Net expenses	1.37%	1.39%	1.41%	1.44%	1.45%
Net investment loss	(0.80)%	(0.77)%	(0.75)%	(0.28)%	(0.53)%
Supplemental data
Portfolio turnover rate	149%	107%	109%	131%	153%
Net assets, end of period (000s omitted)	$344,949	$401,990	$353,552	$266,329	$267,811

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.09	$11.38	$9.06	$7.92	$9.33
Net investment loss	(0.16)[1]	(0.17)[1]	(0.16)	(0.09)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	(0.00)[2]	1.58	3.45	1.81	0.02

Total from investment operations	(0.16)	1.41	3.29	1.72	(0.10)
Distributions to shareholders from
Net realized gains	(1.13)	(2.70)	(0.97)	(0.58)	(1.31)
Net asset value, end of period	$8.80	$10.09	$11.38	$9.06	$7.92
Total return[3]	(2.15)%	16.01%	37.45%	22.59%	(1.45)%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.15%	2.16%	2.19%	2.20%
Net expenses	2.13%	2.14%	2.16%	2.19%	2.20%
Net investment loss	(1.57)%	(1.52)%	(1.49)%	(1.03)%	(1.34)%
Supplemental data
Portfolio turnover rate	149%	107%	109%	131%	153%
Net assets, end of period (000s omitted)	$8,035	$11,615	$15,932	$12,827	$13,797

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Specialized Technology Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.65	$14.34	$11.12	$9.52	$10.86
Net investment loss	(0.10)[1]	(0.09)[1]	(0.09)[1]	(0.02)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.02)	2.10	4.28	2.20	0.02

Total from investment operations	(0.12)	2.01	4.19	2.18	(0.03)
Distributions to shareholders from
Net realized gains	(1.13)	(2.70)	(0.97)	(0.58)	(1.31)
Net asset value, end of period	$12.40	$13.65	$14.34	$11.12	$9.52
Total return	(1.28)%	17.02%	38.55%	23.65%	(0.56)%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.32%	1.33%	1.36%	1.35%
Net expenses	1.28%	1.29%	1.32%	1.33%	1.33%
Net investment loss	(0.71)%	(0.65)%	(0.66)%	(0.17)%	(0.48)%
Supplemental data
Portfolio turnover rate	149%	107%	109%	131%	153%
Net assets, end of period (000s omitted)	$11,873	$22,480	$19,140	$39,833	$32,373

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Specialized Technology Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017[1]
Net asset value, beginning of period	$13.73	$14.37	$11.12	$10.42
Net investment income (loss)	(0.07)	(0.07)	(0.05)	0.01 [2]
Net realized and unrealized gains (losses) on investments	(0.02)	2.13	4.27	1.27

Total from investment operations	(0.09)	2.06	4.22	1.28
Distributions to shareholders from
Net realized gains	(1.13)	(2.70)	(0.97)	(0.58)
Net asset value, end of period	$12.51	$13.73	$14.37	$11.12
Total return[3]	(1.05)%	17.25%	38.91%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.07%	1.08%	1.11%
Net expenses	1.03%	1.04%	1.07%	1.08%
Net investment income (loss)	(0.47)%	(0.42)%	(0.40)%	0.17%
Supplemental data
Portfolio turnover rate	149%	107%	109%	131%
Net assets, end of period (000s omitted)	$48,504	$51,223	$27,509	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Specialized Technology Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities

Wells Fargo Specialized Technology Fund  |  21

Notes to financial statements

resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund is affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund bears the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $311,821,972 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$98,039,175

Gross unrealized losses	(5,902,556)

Net unrealized gains	$92,136,619

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax

22  |  Wells Fargo Specialized Technology Fund

Notes to financial statements

reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At March 31, 2020, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(2,672,773)	$2,672,773

As of March 31, 2020, the Fund had a qualified late-year ordinary loss of $1,932,818 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$38,406,279	$0	$0	$38,406,279

Consumer discretionary	50,825,715	0	0	50,825,715

Health care	4,375,233	0	0	4,375,233

Industrials	446,511	0	0	446,511

Information technology	276,985,186	9,370,363	0	286,355,549

Real estate	902,504	0	0	902,504

Exchange-traded funds	3,983,111	0	0	3,983,111

Short-term investments

Investment companies	18,663,689	0	0	18,663,689

Total assets	$394,588,228	$9,370,363	$0	$403,958,591

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

Wells Fargo Specialized Technology Fund  |  23

Notes to financial statements

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.880%

Next $500 million	0.875

Next $1 billion	0.850

Next $2 billion	0.825

Next $1 billion	0.800

Next $5 billion	0.790

Over $10 billion	0.780

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.88% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.55% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.38% for Class A shares, 2.13% for Class C shares, 1.28% for Administrator Class shares, and 1.03% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $11,102 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended March 31, 2020.

24  |  Wells Fargo Specialized Technology Fund

Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $674,040,894 and $759,205,386, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

National Financial Services LLC	$49,685	$(49,685)	$0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$0	$30,325,807

Long-term capital gain	37,651,750	53,023,323

Wells Fargo Specialized Technology Fund  |  25

Notes to financial statements

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$82,386,260	$92,133,901	$(1,932,818)

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Specialized Technology Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Specialized Technology Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Specialized Technology Fund  |  27

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $37,651,750 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2020.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Specialized Technology Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Specialized Technology Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Specialized Technology Fund  |  31

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1)

the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs,

SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

32  |  Wells Fargo Specialized Technology Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Specialized Technology Fund  |  33

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

34  |  Wells Fargo Specialized Technology Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06215 05-20

A317/AR317 03-20

Annual Report

March 31, 2020

Wells Fargo

Utility and Telecommunications Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2020, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Utility and Telecommunications Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2020. Global stock markets saw earlier gains erased in February and March as governments around the world took unprecedented measures to stop the spread of the coronavirus at the expense of short-term economic output. Fixed-income markets were less battered, achieving modest gains as central banks attempted to bolster capital markets and confidence.

For the 12-month period, fixed-income securities generally had positive total returns while equities had broad losses, with the U.S. faring better than non-U.S. markets. For the period, U.S. stocks, based on the S&P 500 Index,1 lost 6.98% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 returned -15.57%. The MSCI EM Index (Net)3 trailed, with a -17.69% return. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 returned a healthy 8.93%, the Bloomberg Barclays Global Aggregate ex-USD Index5 gained a more modest 0.74%, and the Bloomberg Barclays Municipal Bond Index6 returned 3.85%, but the ICE BofA U.S. High Yield Index7 had more stock-like returns, returning -7.45%, reflecting its risk exposure.

The year began on a strong note, but enthusiasm faded.

Entering the 12-month period, financial markets had just rebounded from year-end 2018 turbulence with the support of reassurances that central banks, including the U.S. Federal Reserve (Fed), would be more accommodative in response to slowing global growth and ongoing U.S.-China trade issues.

During April, low inflation, solid employment data, and first-quarter U.S. gross domestic product (GDP) growth of an annualized rate of 3.2% supported favorable sentiment. During May, however, markets tumbled on mixed investment signals. In the U.S., partisan political wrangling ramped up in advance of the 2020 election. Ongoing failures in the U.K.’s Brexit negotiations caused Prime Minister Theresa May to resign. Boris Johnson succeeded her, only to add to uncertainty about Brexit’s resolution ahead of an October 2019 deadline. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofA U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2020. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Utility and Telecommunications Fund

Letter to shareholders (unaudited)

Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs. European Central Bank President Mario Draghi indicated the bank was ready to cut rates or buy more assets to prop up inflation if needed. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July.

Later in July, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, roiling global markets. Major U.S. stock market indices closed July with the worst weekly results of the year. Bond prices gained as Treasury yields fell to multiyear lows, and the yield curve inverted at multiple points along the 30-year arc, with shorter-term yields higher than longer-term.

In August, U.S.-China trade tensions continued with no signs of compromise. Evidence of a continued global economic slowdown mounted, and central banks in China, New Zealand, and Thailand cut interest rates. Industrial and manufacturing data declined in China, Canada, Japan, and Germany. Adding to global uncertainty, Italy’s prime minister resigned, many feared a crackdown in Hong Kong as protestors sustained their calls for reform, and Boris Johnson planned to suspend Parliament as Brexit’s deadline neared.

In the U.S., the Fed cut interest rates a second time in September. U.S. manufacturing data disappointed investors. The U.S. Congress announced it would pursue an impeachment investigation of President Trump. Meanwhile, the Brexit impasse showed no signs of resolution. Officials in China said that hitting the country’s economic growth goals for the year would be difficult considering the weight of tariffs and trade restrictions. Although the S&P 500 Index finished the third quarter with the best year-to-date returns in more than 20 years, concerns about future returns remained.

The fourth quarter started on a strong note, with U.S.-China trade tensions relaxing in October along with renewed optimism for a U.K. Brexit deal and positive macroeconomic data. The initial estimate of U.S. third-quarter GDP growth was a resilient 1.9% annualized rate, while the U.S. unemployment rate fell to a 50-year low of 3.5% in September. However, despite resilience among U.S. consumers, business confidence declined while manufacturing activity contracted. Concerned with a potential economic slowdown, the Fed lowered interest rates another quarter point in late October—its third rate cut in four months. This helped push the S&P 500 Index to a new all-time high while emerging market equities rallied and global bonds declined overall, reflecting a broad pickup in risk appetite.

Equity markets continued to rally in November despite ongoing geopolitical risks. Hopes for a U.S.-China trade deal buoyed investor confidence. U.S. business sentiment improved slightly, and manufacturing and services activity picked up. While consumer confidence and purchasing manager activity rose in the eurozone, China reported weakening manufacturing and consumer data. Bond yields rose marginally, leading to slightly negative returns for global government and investment-grade corporate bonds.

Financial markets ended 2019 with a boost from the U.S. and China accord on a Phase One trade deal. That, along with the landslide win by the pro-Brexit U.K. Conservative Party in a national election and ongoing central bank support, gave investors greater confidence. U.S. economic indicators were generally positive, with the exception of manufacturing activity and business confidence. Consumer confidence was resilient, fed by a robust labor market, tame inflation, and lower interest rates, which boosted housing affordability and stimulated homebuyer activity. The impeachment of U.S. President Donald Trump had little impact on markets. Meanwhile, slowing Chinese economic activity, partly attributable to the trade war, led to further government stimulus at year-end through lower reserve ratios, allowing banks to lend more money.

“Midway through the year, investors regrouped, sentiment turned positive, and U.S. equity markets advanced.”

Wells Fargo Utility and Telecommunications Fund  |  3

Letter to shareholders (unaudited)

“Capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets.”

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

The year-end rally continued in early January 2020. However, capital market volatility picked up sharply in late January on concerns over the potential impact of the coronavirus on the global economy and stock markets. With sentiment somewhat souring, perceived safe havens did well in January. The U.S. dollar and Japanese yen both rose, and government bonds outperformed equities. While the S&P 500 Index held its ground, emerging market equities tumbled, including those in Asia.

In February, the coronavirus became the major market focus. Fears of the virus’s impact on global growth led to expectations of increased global central bank monetary policy support. That led the 10-year U.S. Treasury yield to fall to an all-time low of 1.1% by the end of the month. Although equity markets initially shrugged off concerns about the outbreak, focusing instead on strong fourth-quarter earnings and improving business confidence in January, market sentiment turned sharply lower toward month-end and the S&P 500 Index lost 8.2% for the month. Oil prices tumbled as Russia and the Organization of the Petroleum Exporting Countries compounded a major decline in oil demand with a brutal price war, partly aimed at dissuading further U.S. shale production. As a result, the price of West Texas Intermediate crude oil fell 13% in February and 27% for 2020 year to date.

The global spread of the coronavirus led country after country to clamp down on social and business-related activity in order to contain the virus from causing even greater devastation and overwhelming the health care system. This abrupt stoppage of economic activity led to the sharp deceleration of global output, sending economies into a deep contraction. Central bank responses were swift, as they slashed interest rates and expanded quantitative easing programs to restore liquidity and confidence to the markets. In the U.S., the Fed introduced several new lending programs, funding investment-grade bonds, money market mutual funds, and commercial paper while purchasing Treasuries, mortgage-backed securities, and overnight repos. Meanwhile, stock markets tumbled quickly into a bear market, ending the longest bull stock market in U.S. history.

With many unknowns, including when a vaccine will be developed and widely available, it’s difficult to make economic or financial market forecasts with any precision. However, the global economy is expected to experience a historic decline in output in the second quarter.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

4  |  Wells Fargo Utility and Telecommunications Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser†

Wells Capital Management Incorporated

Portfolio managers*

Kent Newcomb, CFA®‡

Jack Spudich, CFA®‡

Average annual total returns (%) as of March 31, 20201

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)

	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (EVUAX)	1-4-1994	-5.71	5.89	8.91	0.04		7.15	9.56	1.19	1.05

Class C (EVUCX)	9-2-1994	-1.73	6.34	8.74	-0.73		6.34	8.74	1.94	1.80

Administrator Class (EVUDX)[4]	7-30-2010	–	–	–	0.20		7.34	9.76	1.11	0.92

Institutional Class (EVUYX)	2-28-1994	–	–	–	0.38	**	7.53	9.93	0.86	0.72

S&P 500 Utilities Index[5]	–	–	–	–	-1.40		8.28	10.59	–	–

S&P 500 Index[6]	–	–	–	–	-6.98		6.73	10.53	–	–

**

Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, and non-diversification risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Utility and Telecommunications Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of March 31, 2020[7]

†	Wells Capital Management Incorporated became the subadviser of the Fund on October 15, 2019.

*	Mr. Newcomb and Mr. Spudich became portfolio managers of the Fund on October 15, 2019.

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]	Historical performance prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through July 31, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap total annual fund operating expenses after fee waivers at 1.05% for Class A, 1.80% for Class C, 0.92% for Administrator Class, and 0.72% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares and has been adjusted to reflect the higher expenses applicable to the Administrator Class shares.

[5]	The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

**	This security was no longer held at the end of the reporting period.

Wells Fargo Utility and Telecommunications Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the S&P 500 Utilities Index, for the 12-month period that ended March 31, 2020.

∎	The Fund benefited from, among other things, strength in several electric utility stocks, a multi-utility, a water utility, a telecommunication services company, and two payment services companies.

∎	An electric utility, a multi-utility, an energy company, and a telecommunication services company were among the holdings that detracted from performance.

Earlier gains were erased in late February and March by coronavirus-related concerns.

For most of the fiscal year that ended March 31, 2020, the U.S. economy experienced solid growth, with real gross domestic product increasing at an annualized rate of 2.3% through the latest reporting date. Through 2019 into early 2020, equity markets generally reflected signs of stabilizing growth, a more accommodative U.S. Federal Reserve, and confidence that trade disputes and other geopolitical concerns were not spiraling out of control. From the beginning of the fiscal year through the market peak in February 2020, utilities delivered returns of roughly 24%, as measured by the S&P 500 Utilities Index.

Beginning in mid-February, the coronavirus caused government entities at various levels to institute shelter-in-place orders, travel restrictions, advisories, and other measures to restrict movement and commerce, and equity markets in general pulled back sharply. Utility stocks ended the fiscal year with a negative total return of approximately 2%.

Contributors included Eversource Energy and CMS Energy Corporation.

Contributors to performance relative to the S&P 500 Utilities Index included Eversource Energy; American Water Works Company, Incorporated; CMS Energy Corporation; Visa Incorporated; and MasterCard Incorporated. The Fund benefited from underweight positions, relative to their weights in the S&P 500 Utilities Index, in Exelon Corporation; CenterPoint Energy, Incorporated; and Duke Energy Corporation as they underperformed the benchmark return.

Detractors included PNM Resources, Incorporated, and The Williams Companies, Incorporated.

Detractors among the Fund’s equity investments relative to the S&P 500 Utilities Index included PNM Resources, Incorporated; The Williams Companies, Incorporated**; and Comcast Corporation. NextEra Energy, Incorporated, and The Southern Company posted positive absolute performance, but they detracted from returns relative to the benchmark due to lower average weights in the portfolio compared with their benchmark weights.

The Fund reduced positions in several telecommunications and payment services firms.

During the fiscal year, the Fund sold its foreign holdings, a preferred stock position, a financial stock, and its energy sector holdings. It reduced or eliminated positions in several telecommunication services stocks and reduced positions in several payment services companies. The Fund adjusted the weighting of a number of benchmark utility stocks and added several other stocks that are included in the benchmark. Late in the fiscal year, the Fund added small positions in a number of non-utility companies that the Fund managers believe have potential to deliver long-term dividend growth.

Our outlook for telecommunication companies is mixed.

The emergence of the coronavirus early in 2020 has created a brand of uncertainty new to most, possibly all, market participants. At the time of this writing, the likely path and breadth of the virus outbreak are unknown, as is the length and scope of the economic impact. The portfolio managers believe that utility stocks are less exposed to the economic effects of the virus than many segments of the economy and stock market. An increase in residential demand, as consumers shelter in place, may provide some offset to potentially lower industrial and commercial demand. Regulated utilities in some cases will have recourse through higher rates to offset the impact of lower volumes. They also generally have ready access to capital to carry them past short-term economic hurdles. Telecommunication services companies also provide essential services that will remain in demand, although contracting economic conditions would also affect facets of their business.

Looking past the current environment, the fundamentals of regulated utilities appear strong, and recent price weakness has incorporated much that is known about existing risks, in our opinion. These utilities have abundant opportunities to invest in their core businesses at returns we view as attractive. While the U.S. retains adequate power-generation capacity, regulatory mandates are requiring utilities to increase renewable energy sources and reduce the country’s historical reliance on fossil fuels.

Please see footnotes on page 7.

8  |  Wells Fargo Utility and Telecommunications Fund

Performance highlights (unaudited)

A continued low interest rate environment likely should help support the prices of utilities stocks as income-seeking investors potentially gravitate to their relatively generous and growing dividends.

Our outlook for telecommunication companies generally is mixed, with the legacy local-exchange telephone business in secular decline, cable TV under pressure, and wireless approaching saturation (but steady). However, emerging opportunities in 5G technology likely provide avenues for continued long-term growth for select companies.

Ten largest holdings (%) as of March 31, 2020[8]

NextEra Energy Incorporated	9.95

Eversource Energy	6.06

Visa Incorporated Class A	5.33

American Water Works Company Incorporated	4.64

Dominion Energy Incorporated	4.53

American Electric Power Company Incorporated	4.40

Sempra Energy	4.36

CMS Energy Corporation	4.15

Comcast Corporation Class A	4.10

Verizon Communications Incorporated	4.00

Industry distribution as of March 31, 2020[9]

Please see footnotes on page 7.

Wells Fargo Utility and Telecommunications Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2019 to March 31, 2020.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2019	Ending account value 3-31-2020	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$899.95	$4.94	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.25	1.04%

Class C

Actual	$1,000.00	$896.24	$8.53	1.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.00	$9.07	1.80%

Administrator Class

Actual	$1,000.00	$900.29	$4.37	0.92%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	$4.65	0.92%

Institutional Class

Actual	$1,000.00	$901.37	$3.42	0.72%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.64	0.72%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Utility and Telecommunications Fund

Portfolio of investments—March 31, 2020

	Shares	Value
Common Stocks: 97.45%

Communication Services: 12.22%

Diversified Telecommunication Services: 4.85%
AT&T Incorporated	110,920	$3,233,318
Verizon Communications Incorporated	281,120	15,104,578

		18,337,896

Media: 4.10%
Comcast Corporation Class A	450,200	15,477,876

Wireless Telecommunication Services: 3.27%
Shenandoah Telecommunications Company	250,810	12,352,393

Consumer Discretionary: 0.46%

Specialty Retail: 0.46%
Home Depot Incorporated	9,418	1,758,435

Consumer Staples: 0.49%

Food & Staples Retailing: 0.49%
Walmart Incorporated	16,335	1,855,983

Energy: 0.51%

Oil, Gas & Consumable Fuels: 0.51%
Phillips 66	35,880	1,924,962

Financials: 0.49%

Banks: 0.49%
JPMorgan Chase & Company	20,461	1,842,104

Health Care: 1.03%

Biotechnology: 0.51%
Amgen Incorporated	9,458	1,917,420

Health Care Providers & Services: 0.52%
UnitedHealth Group Incorporated	7,915	1,973,843

Information Technology: 10.65%

Communications Equipment: 3.04%
Cisco Systems Incorporated	291,996	11,478,363

IT Services: 7.61%
MasterCard Incorporated Class A	35,630	8,606,783
Visa Incorporated Class A	125,000	20,140,000

		28,746,783

Real Estate: 0.52%

Equity REITs: 0.52%
American Tower Corporation	8,961	1,951,258

Utilities: 71.08%

Electric Utilities: 41.85%
Alliant Energy Corporation	271,976	13,133,721
American Electric Power Company Incorporated	207,758	16,616,485

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  11

Portfolio of investments—March 31, 2020

		Shares	Value

Electric Utilities (continued)
Duke Energy Corporation		134,571	$10,884,101
Edison International		77,358	4,238,445
Entergy Corporation		75,950	7,137,022
Eversource Energy		292,607	22,884,792
Exelon Corporation		298,694	10,994,926
NextEra Energy Incorporated		156,288	37,606,019
Pinnacle West Capital Corporation		25,623	1,941,967
PNM Resources Incorporated		296,027	11,249,026
The Southern Company		197,857	10,711,978
Xcel Energy Incorporated		177,798	10,721,219

			158,119,701

Gas Utilities: 1.50%
Atmos Energy Corporation		57,041	5,660,178

Multi-Utilities: 23.09%
Ameren Corporation		81,627	5,944,894
CenterPoint Energy Incorporated		93,050	1,437,623
CMS Energy Corporation		266,915	15,681,256
Consolidated Edison Incorporated		73,908	5,764,824
Dominion Energy Incorporated		237,235	17,125,995
DTE Energy Company		66,601	6,325,097
Public Service Enterprise Group Incorporated		200,000	8,982,000
Sempra Energy		145,950	16,490,891
WEC Energy Group Incorporated		107,691	9,490,808

			87,243,388

Water Utilities: 4.64%
American Water Works Company Incorporated		146,614	17,529,170

Total Common Stocks (Cost $232,929,420)			368,169,753

	Yield
Short-Term Investments: 2.54%

Investment Companies: 2.54%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.35%	9,586,236	9,586,236

Total Short-Term Investments (Cost $9,586,236)			9,586,236

Total investments in securities (Cost $242,515,656)	99.99%	377,755,989

Other assets and liabilities, net	0.01	54,562

Total net assets	100.00%	$377,810,551

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(u)	The rate represents the 7-day annualized yield at period end.

Abbreviation:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Utility and Telecommunications Fund

Portfolio of investments—March 31, 2020

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	137,186	45,446	(182,632)	0	$0	$0	$23	#	$0
Wells Fargo Government Money Market Fund Select Class	10,518,041	90,478,486	(91,410,291)	9,586,236	0	0	180,252		9,586,236

					$0	$0	$180,275		$9,586,236	2.54%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  13

Statement of assets and liabilities—March 31, 2020

Assets
Investments in unaffiliated securities, at value (cost $232,929,420)	$368,169,753
Investments in affiliated securities, at value (cost $9,586,236)	9,586,236
Receivable for Fund shares sold	513,751
Receivable for dividends	471,156
Prepaid expenses and other assets	10,930

Total assets	378,751,826

Liabilities
Payable for Fund shares redeemed	505,570
Management fee payable	174,700
Shareholder servicing fees payable	73,269
Administration fees payable	66,507
Distribution fee payable	6,951
Trustees’ fees and expenses payable	3,803
Accrued expenses and other liabilities	110,475

Total liabilities	941,275

Total net assets	$377,810,551

Net assets consist of
Paid-in capital	$194,651,360
Total distributable earnings	183,159,191

Total net assets	$377,810,551

Computation of net asset value and offering price per share
Net assets – Class A	$319,199,725
Shares outstanding – Class A1	15,811,313
Net asset value per share – Class A	$20.19
Maximum offering price per share – Class A2	$21.42
Net assets – Class C	$10,274,055
Shares outstanding – Class C1	507,244
Net asset value per share – Class C	$20.25
Net assets – Administrator Class	$2,448,503
Shares outstanding – Administrator Class[1]	121,083
Net asset value per share – Administrator Class	$20.22
Net assets – Institutional Class	$45,888,268
Shares outstanding – Institutional Class[1]	2,274,216
Net asset value per share – Institutional Class	$20.18

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Utility and Telecommunications Fund

Statement of operations—year ended March 31, 2020

Investment income
Dividends (net of foreign withholding taxes of $17,086)	$10,485,325
Income from affiliated securities	180,334

Total investment income	10,665,659

Expenses
Management fee	2,764,839
Administration fees
Class A	754,203
Class C	33,387
Administrator Class	4,596
Institutional Class	60,816
Shareholder servicing fees
Class A	897,859
Class C	39,746
Administrator Class	8,839
Distribution fee
Class C	119,092
Custody and accounting fees	26,726
Professional fees	65,378
Registration fees	72,872
Shareholder report expenses	61,867
Trustees’ fees and expenses	20,771
Other fees and expenses	19,086

Total expenses	4,950,077
Less: Fee waivers and/or expense reimbursements
Fund-level	(279,447)
Class A	(68,980)
Administrator Class	(3,126)
Institutional Class	(12,164)

Net expenses	4,586,360

Net investment income	6,079,299

Realized and unrealized gains (losses) on investments
Net realized gains on investments	107,932,321
Net change in unrealized gains (losses) on investments	(112,272,968)

Net realized and unrealized gains (losses) on investments	(4,340,647)

Net increase in net assets resulting from operations	$1,738,652

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  15

Statement of changes in net assets

	Year ended March 31, 2020		Year ended March 31, 2019

Operations
Net investment income		$6,079,299		$5,337,642
Net realized gains on investments		107,932,321		14,071,102
Net change in unrealized gains (losses) on investments		(112,272,968)		48,138,280

Net increase in net assets resulting from operations		1,738,652		67,547,024

Distributions to shareholders from net investment income and net realized gains
Class A		(59,011,968)		(5,340,753)
Class C		(2,071,360)		(367,071)
Administrator Class		(410,715)		(93,347)
Institutional Class		(7,898,292)		(753,499)

Total distributions to shareholders		(69,392,335)		(6,554,670)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,235,048	30,602,718	1,320,405	29,507,498
Class C	93,556	2,314,593	54,882	1,186,781
Administrator Class	71,896	1,729,978	45,614	1,005,325
Institutional Class	1,042,340	25,254,377	635,353	13,820,300

		59,901,666		45,519,904

Reinvestment of distributions
Class A	2,496,180	55,793,949	229,766	5,021,772
Class C	87,166	1,946,331	16,325	353,472
Administrator Class	17,987	404,412	4,234	92,538
Institutional Class	348,289	7,791,650	33,858	740,651

		65,936,342		6,208,433

Payment for shares redeemed
Class A	(1,981,491)	(47,385,438)	(1,517,053)	(32,912,173)
Class C	(488,785)	(12,192,401)	(1,294,523)	(28,777,618)
Administrator Class	(188,987)	(4,741,722)	(59,230)	(1,267,063)
Institutional Class	(883,133)	(21,243,556)	(445,017)	(9,601,338)

		(85,563,117)		(72,558,192)

Net increase (decrease) in net assets resulting from capital share transactions		40,274,891		(20,829,855)

Total increase (decrease) in net assets		(27,378,792)		40,162,499

Net assets
Beginning of period		405,189,343		365,026,844

End of period		$377,810,551		$405,189,343

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.03	$20.46	$20.01	$18.70	$18.23
Net investment income	0.34	0.32	0.34	0.35	0.31
Net realized and unrealized gains (losses) on investments	0.02	3.65	0.47	1.30	0.45

Total from investment operations	0.36	3.97	0.81	1.65	0.76
Distributions to shareholders from
Net investment income	(0.34)	(0.34)	(0.36)	(0.34)	(0.29)
Net realized gains	(3.86)	(0.06)	0.00	0.00	0.00

Total distributions to shareholders	(4.20)	(0.40)	(0.36)	(0.34)	(0.29)
Net asset value, end of period	$20.19	$24.03	$20.46	$20.01	$18.70
Total return[1]	0.04%	19.59%	4.00%	8.87%	4.30%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.19%	1.17%	1.18%	1.20%
Net expenses	1.09%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.42%	1.47%	1.60%	1.79%	1.73%
Supplemental data
Portfolio turnover rate	49%	10%	7%	22%	15%
Net assets, end of period (000s omitted)	$319,200	$337,848	$287,047	$308,152	$315,238

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.06	$20.47	$20.01	$18.70	$18.25
Net investment income	0.16 [1]	0.16 [1]	0.13	0.16	0.17 [1]
Net realized and unrealized gains (losses) on investments	0.01	3.63	0.52	1.34	0.45

Total from investment operations	0.17	3.79	0.65	1.50	0.62
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.19)	(0.19)	(0.17)
Net realized gains	(3.86)	(0.06)	0.00	0.00	0.00

Total distributions to shareholders	(3.98)	(0.20)	(0.19)	(0.19)	(0.17)
Net asset value, end of period	$20.25	$24.06	$20.47	$20.01	$18.70
Total return[2]	(0.73)%	18.65%	3.24%	8.04%	3.49%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.94%	1.92%	1.93%	1.95%
Net expenses	1.86%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.63%	0.74%	0.85%	1.02%	0.99%
Supplemental data
Portfolio turnover rate	49%	10%	7%	22%	15%
Net assets, end of period (000s omitted)	$10,274	$19,618	$41,729	$51,123	$57,431

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Utility and Telecommunications Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.05	$20.48	$20.03	$18.72	$18.25
Net investment income	0.36	0.36	0.37	0.38	0.34
Net realized and unrealized gains (losses) on investments	0.04	3.65	0.48	1.30	0.45

Total from investment operations	0.40	4.01	0.85	1.68	0.79
Distributions to shareholders from
Net investment income	(0.37)	(0.38)	(0.40)	(0.37)	(0.32)
Net realized gains	(3.86)	(0.06)	0.00	0.00	0.00

Total distributions to shareholders	(4.23)	(0.44)	(0.40)	(0.37)	(0.32)
Net asset value, end of period	$20.22	$24.05	$20.48	$20.03	$18.72
Total return	0.20%	19.80%	4.21%	9.04%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.11%	1.09%	1.10%	1.09%
Net expenses	0.94%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.49%	1.66%	1.80%	1.93%	1.93%
Supplemental data
Portfolio turnover rate	49%	10%	7%	22%	15%
Net assets, end of period (000s omitted)	$2,449	$5,296	$4,702	$5,168	$6,740

The accompanying notes are an integral part of these financial statements.

Wells Fargo Utility and Telecommunications Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.01	$20.45	$20.00	$18.69	$18.23
Net investment income	0.44	0.41	0.41	0.42	0.36 [1]
Net realized and unrealized gains (losses) on investments	0.01	3.62	0.47	1.30	0.45

Total from investment operations	0.45	4.03	0.88	1.72	0.81
Distributions to shareholders from
Net investment income	(0.42)	(0.41)	(0.43)	(0.41)	(0.35)
Net realized gains	(3.86)	(0.06)	0.00	0.00	0.00

Total distributions to shareholders	(4.28)	(0.47)	(0.43)	(0.41)	(0.35)
Net asset value, end of period	$20.18	$24.01	$20.45	$20.00	$18.69
Total return	0.42%	20.03%	4.38%	9.26%	4.63%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.84%	0.85%	0.84%
Net expenses	0.75%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.76%	1.83%	1.95%	2.18%	2.03%
Supplemental data
Portfolio turnover rate	49%	10%	7%	22%	15%
Net assets, end of period (000s omitted)	$45,888	$42,427	$31,548	$24,575	$15,295

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2020, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Wells Fargo Utility and Telecommunications Fund  |  21

Notes to financial statements

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allow the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2020, the aggregate cost of all investments for federal income tax purposes was $242,538,370 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$152,469,050

Gross unrealized losses	(17,251,431)

Net unrealized gains	$135,217,619

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority

22  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements

to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2020:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$46,168,165	$0	$0	$46,168,165

Consumer discretionary	1,758,435	0	0	1,758,435

Consumer staples	1,855,983	0	0	1,855,983

Energy	1,924,962	0	0	1,924,962

Financials	1,842,104	0	0	1,842,104

Health care	3,891,263	0	0	3,891,263

Information technology	40,225,146	0	0	40,225,146

Real estate	1,951,258	0	0	1,951,258

Utilities	268,552,437	0	0	268,552,437

Short-term investments

Investment companies	9,586,236	0	0	9,586,236

Total assets	$377,755,989	$0	$0	$377,755,989

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended March 31, 2020, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.650%

Next $500 million	0.600

Next $1 billion	0.550

Next $2 billion	0.525

Next $1 billion	0.500

Next $5 billion	0.490

Over $10 billion	0.480

Wells Fargo Utility and Telecommunications Fund  |  23

Notes to financial statements

For the year ended March 31, 2020, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to October 15, 2019, Crow Point Partners, LLC, which was not an affiliate of Funds Management, was the subadviser to the Fund and received an annual fee which started at 0.20% and declined to 0.10% as the average daily net assets of the Fund increased.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through July 31, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.05% for Class A shares, 1.80% for Class C shares, 0.92% for Administrator Class shares, and 0.72% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Prior to October 15, 2019, the Fund’s expenses were capped at 1.14% for Class A shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2020, Funds Distributor received $45,605 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2020.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $18,210,033 and $16,780,780 in interfund purchases and sales, respectively, during the year ended March 31, 2020.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2020 were $201,603,988 and $223,768,292, respectively.

24  |  Wells Fargo Utility and Telecommunications Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of March 31, 2020, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended March 31, 2020, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2020 and March 31, 2019 were as follows:

	Year ended March 31

	2020	2019

Ordinary income	$6,071,815	$5,554,488

Long-term capital gain	63,320,520	1,000,182

As of March 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$540,914	$47,406,760	$135,217,619

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are

Wells Fargo Utility and Telecommunications Fund  |  25

Notes to financial statements

effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

12. CORONAVIRUS (COVID-19) PANDEMIC

On March 11, 2020, the World Health Organization announced that it had made the assessment that coronavirus disease 2019 (“COVID-19”) is a pandemic. The impacts of COVID-19 are adversely affecting the entire global economy, individual companies and investment products, and the market in general. There is significant uncertainty around the extent and duration of business disruptions related to COVID-19 and the impacts may be short term or may last for an extended period of time. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets. The value of the Fund and the securities in which the Fund invests have generally been adversely affected by impacts caused by COVID-19.

26  |  Wells Fargo Utility and Telecommunications Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Utility and Telecommunications Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2020, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 28, 2020

Wells Fargo Utility and Telecommunications Fund  |  27

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2020.

Pursuant to Section 852 of the Internal Revenue Code, $63,320,520 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2020.

Pursuant to Section 854 of the Internal Revenue Code, $6,071,815 of income dividends paid during the fiscal year ended March 31, 2020 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2020, $101,128 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.

28  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 147 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Utility and Telecommunications Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chair, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

Pamela Wheelock[3] (Born 1959)	Trustee, since January 2020; previously Trustee from January 2018 to July 2019	Board member of the Destination Medical Center Economic Development Agency, Rochester, Minnesota since 2019. Acting Commissioner, Minnesota Department of Human Services, July 2019 through September 2019. Human Services Manager (part-time), Minnesota Department of Human Services, October 2019 through December 2019. Chief Operating Officer, Twin Cities Habitat for Humanity from 2017 to 2019. Vice President of University Services, University of Minnesota from 2012 to 2016. Prior thereto, on the Board of Directors, Governance Committee and Finance Committee for the Minnesota Philanthropy Partners (Saint Paul Foundation) from 2012 to 2018, Interim Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2011 to 2012, Chairman of the Board from 2009 to 2012 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Executive Vice President of the Minnesota Wild Foundation from 2004 to 2008. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently Board Chair of the Minnesota Wild Foundation since 2010.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Utility and Telecommunications Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Michelle Rhee (Born 1966)	Chief Legal Officer, since 2019	Secretary of Wells Fargo Funds Management, LLC, Chief Legal Counsel of Wells Fargo Asset Management and Assistant General Counsel of Wells Fargo Bank, N.A. since 2018. Associate General Counsel and Managing Director of Bank of America Corporation from 2004 to 2018.

Catherine Kennedy (Born 1969)	Secretary, since 2019	Vice President of Wells Fargo Funds Management, LLC and Senior Counsel of the Wells Fargo Legal Department since 2010. Vice President and Senior Counsel of Evergreen Investment Management Company, LLC from 1998 to 2010.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Chief Compliance Officer of Wells Fargo Asset Management since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 82 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

[3]	Pamela Wheelock was re-appointed to the Board effective January 1, 2020.

Wells Fargo Utility and Telecommunications Fund  |  31

Appendix I (unaudited)

Effective on or about May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and Class C shares available at Janney

Shares sold upon the death or disability of the shareholder.

Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

Shares purchased in connection with a return of excess contributions from an IRA account.

Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

Shares acquired through a right of reinstatement.

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney; breakpoints, rights of accumulation and/or letters of intent

Breakpoints as described in the Fund’s Prospectus.

Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*	Also referred to as an “initial sales charge.”

32  |  Wells Fargo Utility and Telecommunications Fund

Appendix II (unaudited)

Effective on or after May 1, 2020, clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from breakpoints and waivers described elsewhere in this Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Wells Fargo Funds or other facts qualifying the purchaser for breakpoints or waivers. Edward Jones can ask for documentation of such circumstance.

Breakpoints available at Edward Jones

Rights of Accumulation (ROA)

The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except any money market funds and retirement plan share classes) of Wells Fargo Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). This includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the rights of accumulation calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation.

ROA is determined by calculating the higher of cost or market value (current shares x NAV).

Letter of Intent (LOI)

Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to makeover a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying his or her financial advisor of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not covered under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

Sales charges are waived for the following shareholders and in the following situations at Edward Jones:

●   Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing.

● Shares purchased in an Edward Jones fee-based program.
● Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

●   Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1)the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in anon-retirement account.

●   Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

● Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions available at Edward Jones:
● The death or disability of the shareholder.
● Systematic withdrawals with up to 10% per year of the account value.
● Return of excess contributions from an Individual Retirement Account (IRA).

●   Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulation.

● Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
● Shares exchanged in an Edward Jones fee-based program.
● Shares acquired through NAV reinstatement.

Wells Fargo Utility and Telecommunications Fund  |  33

Appendix II (unaudited)

Other Important Information for accounts at Edward Jones:
Minimum Purchase Amounts ● $250 initial purchase minimum ● $50 subsequent purchase minimum

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

●   A fee-based account held on an Edward Jones platform

●   A 529 account held on an Edward Jones platform

●   An account with an active systematic investment plan or letter of intent (LOI)

Changing Share Classes At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares.

34  |  Wells Fargo Utility and Telecommunications Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2020 Wells Fargo & Company. All rights reserved.

PAR-0420-06217 05-20

A318/AR318 03-20

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2020	Fiscal year ended March 31, 2019
Audit fees	$230,650	$229,080
Audit-related fees	—	—
Tax fees (1)	32,250	31,725
All other fees	—	—

	$262,900	$260,805

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management.

Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	May 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Andrew Owen

Andrew Owen
President

Date:	May 28, 2020

By:	/s/Nancy Wiser

Nancy Wiser
Treasurer

Date:	May 28, 2020